EXHIBIT 10.1

                           Retirement Savings Plan For
                    Employees of First National Bank & Trust
                          Company of the Treasure Coast

               (As Amended and Restated Effective January 1, 1993)


                                    ARTICLE 1

                                  INTRODUCTION


1.01       History of the Plan.

           Effective January 1, 1983, Seacoast Banking Corporation of Florida ("Employer" or "Company") adopted and established the Retirement Savings Plan For Employees of First National Bank & Trust Company of the Treasure Coast ("Prior Plan") for the exclusive benefit of its Eligible Employees. The Prior Plan was thereafter amended from time to time. The Prior Plan was at all times maintained as a plan meeting the requirements of qualification under Section 401(a) of the Internal Revenue Code of 1986, as amended.

1.02       Amended and Restated Plan.

           Effective January 1, 1993, the Prior Plan is renamed the Retirement Savings Plan For Employees of First National Bank & Trust Company of the Treasure Coast (the "Plan") and is continued in an amended and restated form as set forth in its entirety in this document for the purpose of complying with the provisions of the Employee Retirement Income Security Act of 1974, as amended, and maintaining qualification under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended.

1.03       Effective Date.

           Notwithstanding the fact that the Plan was amended and restated effective January 1, 1993, certain provisions of this Plan shall have effective dates prior to, or subsequent to, the date of the Plan's amendment and restatement. Those provisions with effective dates prior to January 1, 1993 are as follows:

          (a) The provision regarding the $200,000 limit of compensation which can be taken into account for Plan purposes and which is contained in definition of "Compensation" in Section 2.13 shall be effective January 1, 1989.

          (b) The provision regarding "leased employees" contained in the definition of "Eligible Employees" in Section 2.17 shall be effective January 1, 1987.

          (c) Article 9, Hardship Withdrawals; Loans, shall be effective January 1, 1989.

          (d) Article 12, Special Discrimination Rules, shall be effective January 1, 1989.

          (e) Article 13, Highly Compensated Employees, shall be effective January 1, 1989.

          (f)  Article 14, Maximum Benefits, shall be effective January 1, 1987.

          (g)  Article 15, Top Heavy Rules, shall be effective January 1, 1987.


1.04       Plan Governs Distribution of Benefits.

           The distribution of benefits for all Participants (whether employed by the Employer before or after the Effective Date) shall be governed by the provisions of this Plan. Nevertheless, early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service, or judicial authority.

1.05       Purpose.

           The purpose of this Plan is to encourage savings on the part of Participants by allowing them to accumulate tax-deferred savings while providing an incentive through matching contributions made by the Employer. Further, the benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries and this Plan shall be administered and interpreted in accordance with such purpose.

1.06       Merger with Port St. Lucie National Bank Retirement Savings Plan.

          Effective 12:01 a.m. on June 1, 1997, the Port St. Lucie National Bank Retirement Savings Plan (the "Port St. Lucie Plan") shall be merged with and into this Plan. As soon as administratively feasible after the effective date of this merger, the trustees of the Port St. Lucie Plan shall transfer to this Plan all of the account balances held under the Port St. Lucie Plan.


                                    ARTICLE 2

                                   DEFINITIONS


Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

2.01 Account shall mean the Account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Trust Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

2.02 Adjustment shall mean for any Valuation Date the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Trust Fund since the immediately preceding Valuation Date. For purposes of such adjustment, all assets of the Trust Fund shall be valued at their fair market value as of each Valuation Date. The determination of the valuation of assets and the adjustment shall be made by the Trustee and shall be final and binding.

2.03 Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code
           Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

2.04 Affiliated Sponsor shall mean any corporation and any other entity that wishes to adopt this Plan; provided, however, that any such entity described in this paragraph must be designated by the Committee as an Affiliated Sponsor under the Plan. See Section 17.13 for provisions relating to an Affiliated Sponsor's adoption of the Plan. As of the Effective Date, there were no Affiliated Sponsor.

2.05 Annuity Starting Date shall mean the first day of the first period for which an account is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

2.06 Authorized Leave of Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the
           Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by federal law.

2.07       Beneficiary shall mean:

           (a)      Unmarried Participants.
                    -----------------------

                    For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a "qualified domestic relations order," as defined in Code Section 414(p).

                    If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the
                    Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the Participant's estate.

           (b)      Married Participant.
                    -------------------
                    A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a non-Spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary. A married Participant's designation of a non-Spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

                    For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a subsequent valid designation with the Committee; or
                    (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

2.08 Break in Service shall mean a period of five consecutive One-Year Breaks in Service.

2.09      Board shall mean the Board of Directors of the Company.

2.10      Code shall mean the Internal Revenue Code of l986, as amended.

2.11      Committee.
          ---------
          The Committee appointed by the Board or its designee under Article 10 to administer the Plan.

2.12 Company shall mean Seacoast Banking Corporation of Florida and its successors and assigns which adopt this Plan.

2.13       Compensation

               (a) Effective August 15, 1995, "Compensation" shall mean the gross annual earnings required to be reported on a Participant's Form W-2 (box 10) [box 1 effective 1993] under Code Sections 6041(d) and 6051(a)(3).

               (b) Prior to August 15, 1995, "Compensation" shall mean the gross annual earnings required to be reported on a Participant's Form W-2 (box 10) [box 1 effective 1993] under Code Sections 6041(d) and 6051(a)(3), including commissions, but excluding overtime, bonuses and incentives.

               (c) The definitions of "Compensation" in subsection (a) or (b) shall also (i) include Salary Savings Contributions, salary reduction Salary Savings contributions to any Section 125 Plan maintained by the Employer, and salary deferrals under Code Sections 402(a)(8), 402(h), 403(b), 457 and 414(h);
                    (ii) exclude reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation (and for this purpose benefits under a stock option plan is "deferred compensation") and welfare benefits (and for this purpose, worker's compensation payments of any type and severance pay of any type shall be considered "welfare benefits," but sick pay, short term disability and vacation pay are not considered "welfare benefits"); (iii) ignore any income exclusions under Code
                    Section 3401(a) based on the nature or location of employment.

               (d) No more than $200,000 in Compensation ($150,000 in Compensation for Plan Years on or after January 1, 1994) (adjusted annually as provided in Code Section 401(a)(17)) shall be taken into account for any Participant during a Plan Year.

               (e) See also Section 10.04 for additional rules regarding aggregation of Compensation for certain Family Members.

2.14 Disability shall mean an illness or injury of a potentially permanent nature certified by a physician selected by or satisfactory to the Company which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience. An Employee requesting payment under the Plan as a result of a Disability, must be eligible for and receive disability benefits under the Social Security Act.

2.15       Effective Date shall mean January 1, 1993.

2.16 Elective Profit Sharing Contribution shall have the meaning set forth in Section 5.02.

2.17 Eligible Employee. Except for those Employees identified in the following sentence, all Employees employed by the Company or an Affiliated Sponsor shall be considered Eligible Employees. The following Employees shall not be considered Eligible Employees: (i) any employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such employee has been designated by the Board of Directors as an "Eligible Employee" for the purposes of this Plan, (ii) any Employee who is a nonresident alien and who does not receive earned income from the Company which constitutes income from sources within the United States, or (iii) any "leased employee," within the meaning of Code ss. 414(n)(2), with respect to the Company or any Affiliated Sponsor.

2.18 Employee. Any person employed by or on Authorized Leave of Absence from the Company or an Affiliated Sponsor, and any person who is a "leased employee" within the meaning of Code ss. 414(n)(2) with respect to the Company or Affiliated Sponsor. However, if such "leased employees" constitute less than 20 percent of the Company's and Affiliated Sponsor's combined non-highly compensated work force, within the meaning of Code ss. 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code ss. 414(n)(5).

2.19 Employee Contribution shall mean Salary Savings Contributions and/or Voluntary After-Tax Contributions.

2.20 Employer shall mean the Company or any Affiliated Sponsor which may hereafter adopt this Plan for the benefit of its Eligible Employees.

2.21 Employer Contribution shall mean Employer Matching Contributions, Profit Sharing Contributions, Retirement Contributions or Qualified Non-Elective Contributions.

2.22       Employer  Matching  Contribution  shall have the meaning defined in
           Section 5.01.

2.23 Employer Matching Contribution Account shall mean the portion of a Participant's total Account attributable to Employer Matching Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Employer Matching Contributions.

2.24       Entry Date shall mean the first day of the month  coinciding  with or
           immediately   following  the  date  an  Eligible  Employee  satisfies
           eligibility requirements in Article 3.

2.25 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include any applicable regulations pertaining thereto.

2.26       Family Member shall have the meaning set forth in Section 13.04.

2.27 Fiduciary shall mean any party named as a Fiduciary in Article 10 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

2.28       Former Participant shall have the meaning set forth in Section 3.03.

2.29       Highly  Compensated  Employee  shall have the meaning set forth in
           Section 13.02.

2.30       Hour of Service shall mean:

           (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer. These hours shall be credited to the Employee for the period during which the duties were performed;

           (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).

           (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

           (d) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

                    Hours of Service shall be credited for employment with the Company and with any Affiliate.

          The following rules shall apply in determining whether an Employee completes an Hour of Service:

           1. The same hours shall not be credited under subparagraphs (a) or (b) above, as the case may be, and subparagraph (c) above, nor shall the same hours credited under subparagraphs
                    (a) through (d) above be credited under subparagraph (e) above.

           2. The rules relating to determining Hours of Service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of employment shall be those rules stated in Department of Labor Regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

2.31       Investment  Fund shall mean the  separate  funds under the Trust Fund
           which  are   distinguished   by  their  investment   objectives,   as
           established by the Committee. See Section 6.03.

2.32 Non-Elective Profit Sharing Contribution shall have the meaning as set forth in Section 5.02.

2.33       Normal Retirement Age shall mean age 65.

2.34 One-Year Break in Service shall mean any Plan Year during which an Employee accrues 500 or fewer Hours of Service. A One-Year Break in Service shall not occur during any Plan Year in which the Employee is on an Authorized Leave of Absence, but only if the Employee returns to active employment immediately upon expiration of such period.

2.35 Participant shall mean an Eligible Employee who becomes eligible to participate in the Plan as provided in Article 3.

2.36 Plan shall mean the Retirement Savings Plan for Employees of First National Bank & Trust Company of the Treasure Coast and any amendments thereto.

2.37       Plan  Administrator or  Administrator,  within the meaning of ERISA
           Section 3(16) shall mean the Company.

2.38       Plan Year shall mean the calendar year.

2.38A Port St. Lucie Participant shall mean a participant in the Port St. Lucie National Bank Retirement Savings Plan immediately prior to the merger of such plan with this Plan.

2.39 Profit Sharing Contribution shall mean Elective Profit Sharing Contributions and Non-Elective Profit Sharing Contributions. See Section 5.02.

2.40 Profit Sharing Contribution Account shall mean the portion of a Participant's total Account attributable to Profit Sharing Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Profit Sharing Contributions. Elective Profit Sharing Contributions and Non-elective Profit Sharing Contributions shall be separately accounted for under the Profit Sharing Contribution Account.

2.41       Qualified Nonelective Contribution.  See Section 5.04.

2.42 Qualified Plan shall mean any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Section 401 of the Code which includes a trust exempt from tax under Section 501(a) of the Code; any annuity plan described in Section 403(a) of the Code.

2.43 RETIREMENT shall mean the Termination of Employment of a Participant on or after his attaining age 55.


2.44       Retirement Contribution shall have the meaning provided in Section
           5.03.

2.45 Retirement Contribution Account shall mean the portion of a Participant's Account attributable to Retirement Contributions and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Retirement Contributions.

2.46       Rollover Contribution shall have the meaning defined in Section 4.05.

2.47 Rollover Contribution Account shall mean the portion of a Participant's Account attributable to Rollover Contributions and the total of the Adjustments attributable to such Rollover Contributions.

2.48 Salary Savings Agreement shall mean an agreement between the Employer and a participating Eligible Employee whereby such Eligible Employee authorizes the Employer to withhold a specified percentage of his or her Compensation for deposit to the Plan on behalf of such Eligible Employee.

2.49 Salary Savings Contribution shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a Salary Savings Agreement. Such contributions are fully vested and nonforfeitable when made and distributable only as specified in
           Article 8 below.

2.50 Salary Savings Contribution Account shall mean the portion of a Participant's Account attributable to Salary Savings Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Salary Savings Contributions.

2.51 Spouse shall mean the person who is married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

2.52 Termination of Employment shall mean that an Employee has ceased to be employed by the Employer for any of the following reasons:

            (i)     Voluntary resignation from the service of the Employer;

            (ii)    Discharge from the service of the Employer by the Employer;

            (iii)   Retirement;

            (iv)    Death; or

            (v)     Disability.

           Notwithstanding the foregoing, an Employee who ceases to be actively employed by reason of an Authorized Leave of Absence shall not be considered as having a Termination of Employment.

2.53       Transfer   Contribution  shall  mean  a  non-taxable  transfer  of  a
           Participant's benefit directly from a Qualified Plan to this Plan.

2.54 Transfer Contribution Account shall mean the portion of a Participant's Account holding Transfer Contributions and which are not separately allocated to an existing account under the Plan. Sub-accounts may be established as necessary to separately account for pre-tax contributions, after-tax contributions, etc. Any restriction or special rules applicable to the Transfer Contribution Account (including optional forms of benefit that are protected under Code Section 411(d)(6) shall be set forth in Appendix A.

2.55 Treasury Regulation means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

2.56 Trust or Trust Agreement shall mean the separate trust agreement entered into between the Employer and the trustee which governs the creation of the Fund and all amendments thereto which may hereafter be made.

2.57 Trust Fund or Fund shall mean the cash and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement.

2.58 TRUSTEE shall mean the Trust Department of the First National Bank & Trust Company of the Treasure Coast.

2.59 VALUATION DATE shall mean the last day of each calendar quarter (March 31, June 30, September 30 and December 31) or such other day as selected by the Committee.

2.60 Voluntary After-Tax Contributions shall mean after-tax contributions made to the Plan during the Plan Year by an Eligible Employee. Such contributions are fully vested and nonforfeitable when made and distributable only as specified in Article 8 below.

2.61 Voluntary After-Tax Contribution Account shall mean the portion of a Participant's total Account attributable to Voluntary After-Tax
           Contributions and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Voluntary After-Tax Contributions.

2.62       Year of Eligibility  Service shall have the meaning as set forth in
           Section 3.02.

2.63       Year of  Vesting  Service  shall  have the  meaning as set forth in
           Section 7.05.

Defined Terms. A defined term, such as "Retirement", will normally govern the definitions of derivatives therefrom, such as "Retire", even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.



                                    ARTICLE 3

                                  PARTICIPATION


3.01       Participation

           (a) Participation on Effective Date. An Eligible Employee who was a Participant in the Prior Plan on the day preceding the Effective Date shall automatically become a Participant in this Plan on the Effective Date, provided he is employed on the Effective Date.

           (b) New Participant. An Eligible Employee who is not described in subsection (a) above shall become a Participant in the Plan on the Entry Date coinciding with or next following the later of (i) the date on which the Employee has completed one Year of Eligibility Service or (ii) the date the Employee becomes a member of the class of Eligible Employees. See Section 3.04 below for special rules that apply to new Employees following an acquisition.

           (c) Break in Service. If an Eligible Employee either (i) is not employed or (ii) is no longer an Eligible Employee on the earliest Entry Date on or after which such Employee satisfied the requirements described above, but returns to work or again becomes an Eligible Employee before incurring a Break in Service, such Eligible Employee shall commence participation on the date such Employee returns to work or again becomes an Eligible Employee, whichever is later. If the Employee returns to work or again becomes an Eligible Employee after a Break in Service, such Employee must again satisfy the requirements of Section 3.01(b).

           (d) Enrollment in Plan. An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Salary Savings Contributions. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process.

3.02       Year of Eligibility Service.

          A Year of Eligibility Service is determined under the 1,000 Hours of Service method. Accordingly, an Employee shall receive one Year of Eligibility Service upon completing a twelve (12) consecutive month period of employment during which the Employee earns at least 1,000 Hours of Service. The initial twelve month period shall be the twelve consecutive month period commencing on the Employee's date of hire or rehire. If the Employee fails to complete 1,000 Hours of Service during this 12-month period, the Employee shall receive a Year of Eligibility Service upon completing at least 1,000 Hours of Service during a Plan Year (commencing with the Plan Year during which the Employee's first anniversary of his date of hire occurs).

3.03       Participation and Rehire.

           (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination of Employment. On or after his Termination of Employment, the Employee shall be known as a Former Participant and his benefits shall thereafter be governed by the provisions of
                    Article 8. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account.

           (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination of Employment and who is subsequently rehired by an Employer, shall be eligible to immediately participate in this Plan on the date of his rehire (provided he is an Eligible Employee on such date). See Section 3.01(c) to determine if an Employee was a Participant at the time of his Termination of Employment.

3.04       Acquisitions

           If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as Years of Eligibility Service, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in an appendix to this Plan. Except to the extent required by law, employees of an acquired business which is not identified in an appendix shall be treated as having first accrued an Hour of Service as of the date of the Employer's acquisition of such business.

3.05       Not Contract for Employment.

           Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.



                                    ARTICLE 4

                             EMPLOYEE CONTRIBUTIONS


4.01       Employee Contributions.

           Except during periods of suspension described in Section 4.03, a Participant may elect to make Salary Savings Contributions, Voluntary After-Tax Contributions, or both by means of payroll deduction as provided below.

           (a) Salary Savings Contributions. A Participant may contribute as a Salary Savings Contribution any whole percentage from 1% to 18% (in 1% increments) of his Compensation during any Plan Year. (However, see Section 4.03(a) for circumstances where a Participant's Salary Savings Contribution may increase to 100%). Because of the limitations described in
                    Section 4.02(c), a Participant may not be allowed to contribute the maximum percentage.

           (b) Voluntary After-Tax Contributions. A Participant may elect to make Voluntary After-Tax Contributions. A Participant may contribute as a Voluntary After-Tax Contribution any whole percentage of his Compensation up to 10% during any Plan Year.

4.02       Elections Regarding Employee Contributions.

           (a) Procedure for Making Elections. A Participant may enter a Salary Savings Agreement with the Employer authorizing the Employer to withhold a portion of such Participant's Compensation as a Salary Savings Contribution and/or Voluntary After-Tax Contribution during each pay period. The election to make Employee Contributions shall be effective no later than the first day of the Participant's normal pay period beginning at least 30 days after the Employer receives the Salary Savings Agreement. The Committee may prescribe rules and regulations regarding the manner and timing of the Participant's election including a shorter or longer period of required notice.

           (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Salary Savings Contributions shall not be included in the gross income of the Employee for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code Section 401(k).

           (c) Additional Limitations of Salary Savings Contributions. Salary Savings Contributions shall be subject to the limitations described in Section 12.02 (maximum dollar contribution limit), Section 12.03 (ADP non-discrimination test) and Article 14 (Code Section 415 limit).

4.03       Change in Employee Contribution Percentage or Suspension of
           Contributions.

               (a) CHANGE OF CONTRIBUTION PERCENTAGE. A Participant may increase or decrease the percentage of his Compensation contributed as an Employee Contribution only on January 1, April 1, July 1 or October 1 of each Plan Year by delivery of written notice to the Committee. If a Participant has not authorized the Employer to withhold at the maximum rate and desires to increase the total withheld for a Plan Year, such Participant may authorize the Employer to withhold a supplemental amount up to 100% of his or her Compensation for one or more pay periods. However, in no event shall the total of all such supplemental contributions exceed 18% of the Participant's year-to-date Compensation for Salary Savings Contributions or 10% of the Participant's year-to-date Compensation for Voluntary After-Tax
                    Contributions. In order to be effective, the Participant must notify the Committee of such increase or decrease at least 30 days prior to the date that the increase or decrease will become effective or such other number of days as determined by the Committee on a nondiscriminatory basis.

               (b) SUSPENSION OF CONTRIBUTIONS. A Participant may suspend his Employee Contributions at any time by properly completing a form prescribed by the Committee. The suspension of Employee Contributions will be effective on the first day of the Participant's normal payroll period that begins 30 days after the Participant delivers the completed form to the Committee. A Participant may resume making Salary Savings Contributions or Voluntary After-Tax Contributions only on the next January 1, April 1, July 1 or October 1 which is at least 90 days after the effective date of such suspension of contributions and only after informing the Committee in writing at least 30 days prior to the date on which the Employee Contributions are to resume. The Committee, on a nondiscriminatory basis, may prescribe a lesser number of days on which the suspension or resumption of Employee Contributions is to be effective. Employee Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Compensation, the Participant's layoff or the Participant's Authorized Leave of Absence without pay.

               (c)  Other Rules.

                    (1) See Section 9.03 for circumstances under which a Participant's Salary Savings Contributions could be suspended for a period of at least 12 months after such Participant receives a hardship distribution.

                    (2)  In order to satisfy  the  provisions  of Article 12 and
                         Article 14, the Committee may from time to time either temporarily suspend the Employee Contributions of Highly Compensated Employees or reduce the maximum permissible Employee Contribution that may be made to the Plan by Highly Compensated Employees.

                    (3) Any reduction, increase, or suspension of Employee Contributions described in this Section 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Section.

4.04       Deadline for Contribution and Allocation of Salary Savings
           Contributions.

           Employee Contributions shall be paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than 90 days after such Employee Contributions have been retained by the Employer.

4.05       Rollover Contribution.

           (a) Without regard to any limitation on contributions set forth in this Article, a Participant shall be permitted, if the Committee consents (based on non-discriminatory criteria), to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                    (1) was received by the Participant from a Qualified Plan maintained by a previous employer of the Participant and qualifies as a Rollover Contribution within the meaning of Code Section 402(a)(5) or

                    (2) was received by the Participant from an individual retirement account or individual retirement annuity and qualifies as a Rollover Contribution within the meaning of Code Section 408(d)(3)(A)(ii).

           (b) Such property shall be held by the Trustee in the Participant's rollover Contribution Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Participant upon Termination of Employment in the manner provided in Article 8.

4.06       Transfer Contribution.

           (a) If the Committee consents (based on nondiscriminatory criteria), a trustee of another Qualified Plan may transfer the account balance of a Participant held in such other Qualified Plan to the Trustee of this Plan. After such transfer, the Trustee of this Plan shall hold such transferred account balance in an account designated by the Committee.

           (b) Transfers from another Qualified Plan directly to this Plan shall be permitted only if the transferred assets are acceptable to the Trustee and only if the transfer will not adversely affect the tax Qualified status of this Plan. On a nondiscriminating basis, the Trustee may refuse to accept a transfer if the transfer will increase the administrative burdens of the Plan (including the addition of new optional forms of benefit).

           (c) Information about the transferred assets and any limitations or conditions imposed on sub-accounts held under the Plan shall be specified in an appendix to this Plan. The Committee may amend such appendix without the consent of the Board or of any Employer.



                                    ARTICLE 5

                             EMPLOYER CONTRIBUTIONS


5.01       Matching Employer Contribution.

           (a) Eligibility to Receive Matching Contribution with respect to Salary Savings Contributions. Each quarter the Employer shall make an Employer Matching Contribution on behalf of each Participant who (i) is employed on the last day of the quarter for which the contribution is made (see Section 5.01(d)) and (ii) made Salary Savings Contributions during the quarter or such other period selected by the Company. An Employer will not match Voluntary After-Tax Contributions.

           (b) Eligibility to Receive Matching Contribution with respect to Elective Profit Sharing Contributions. Each Plan Year the Employer shall make an Employer Matching Contribution on behalf of each Participant who elected to contribute his Elective Profit Sharing Contribution to the Plan for the Plan Year.

           (c)      Amount of Match.

                    (1) Match on Salary Savings Contribution. A Participant's Employer Matching Contribution with respect to Salary Savings Contributions for a calendar quarter shall equal the Participant's Salary Savings Contributions made during the applicable quarter multiplied by the Employer Matching Contribution Percentage determined by the Company for such Plan Year. The Employer Matching Contribution Percentage shall be a uniform percentage of a Participant's Salary Savings Contribution up to 4% of the Participant's Compensation for such calendar quarter. The Employer Matching Contribution shall be allocated to the Participant's Employer Matching Contribution Account within a reasonable time after the end of the quarter for which the Employer Matching Contribution is made or such other period determined by the Employer.

                    (2) Match on Elective Profit Sharing Contribution. A Participant's Employer Matching Contribution with respect to Elective Profit Sharing Contributions for a Plan Year shall equal 100% of the Participant's Elective Profit Sharing Contributions that the Participant elects to contribute to the Plan for such Plan Year. The Employer Matching Contribution shall be allocated to the Participant's Employer Matching Contribution Account within a reasonable time after the end of the Plan Year or such other period determined by the Employer.

           (d) Employment on Last Day of Calendar Quarter. For purposes of allocating an Employer Matching Contribution on Salary Savings Contributions, any Participant who either has a Termination of Employment during the quarter on account of death, Disability or Retirement shall be deemed to be employed on the last day of the quarter during which such Termination of Employment occurred.

5.02       Profit Sharing Contributions.

               (a) Eligibility To Receive Profit Sharing Contribution. Each year the Employer may elect to make a discretionary Profit Sharing Contribution to the Plan. This Profit Sharing
                    Contribution shall be allocated to the Profit Sharing Account of each Participant who is employed on the last day of the Plan Year or who had a Termination of Employment during the Plan Year on account of death, Disability or Retirement.

               (b) NON-ELECTIVE AND ELECTIVE PROFIT SHARING CONTRIBUTION. Fifty percent (50%) of the Profit Sharing Contribution (the "Non-Elective Profit Sharing Contribution") shall be allocated to each eligible Participant's Profit Sharing Contribution Account in the same proportion that each such Participant's Eligible Compensation (as defined below) for the Plan Year bears to the total Eligible Compensation of all such Participants for the Plan Year. The remaining fifty percent (50%) may, at the election of the Participant, be distributed immediately to the Participant in cash or be contributed to the Plan (the "Elective Profit Sharing Contribution"). See Section 5.01(c)(2) regarding a matching contribution with respect to Elective Profit Sharing Contributions.

               (c) Eligible Compensation. For purposes of this Section 5.02, "Eligible Compensation" shall mean a Participant's base wages (including commissions, but excluding overtime, bonuses and incentives) received while a Participant in the Plan. Eligible Compensation received during a Plan Year but prior to the time an Eligible Employee becomes a Participant shall be excluded.

5.03       Retirement Contribution.

           The Employer may (but shall not be required to) make an additional contribution annually to the Plan each Plan Year on behalf of each Participant who is employed on the last day of the Plan Year or who had a Termination of Employment during the Plan Year on account of death. Disability or Retirement. Such contribution shall be no more than 2% (or such other percentage or amount as determined by the Committee) of a Participant's Eligible Compensation (as defined in
           Section 5.02(c) above). Such contribution shall be allocated to the Participant's Retirement Contribution Account. Compensation received during a Plan Year but prior to the time an Eligible Employee becomes a Participant shall be excluded from a Participant's Eligible Compensation.

5.04       Qualified Non-Elective Contributions.

           In the  sole  discretion  of the  Employer,  an  additional  Employer
           Contribution may be made to the Plan which shall be known as a "Qualified Non-Elective Contribution". Such contribution shall be made in order to satisfy the requirements of Article 12, and shall be allocated to the Qualified Non-Elective Contribution Accounts of those Non-Highly Compensated Employees selected by the Committee at the time such Qualified Non-Elective Contribution is made, or as soon thereafter as possible.

5.05       Form and Timing of Contributions.

           (a) Employer Contributions shall be made in cash or in property acceptable to the Trustee valued at the property's fair market value on the date the property is delivered to the Trustee. Employer Matching Contributions, Profit Sharing Contributions and Retirement Contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Non-elective Contributions shall be delivered to the Trustee on or before the first day of the twelfth month following the close of the Plan Year to which the contribution relates.

           (b) Except as provided in this Section 5.05, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

           (c) A contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions made to this Plan are conditional upon the deductibility of such contribution under Code Section 404.

5.06       Forfeitures.

           Forfeitures shall first be applied to restore amounts previously forfeited pursuant to Section 7.06(c) and then shall be allocated as an additional Non-Elective Profit Sharing Contribution (see Section 5.02). See Section 7.06 to determine when a forfeiture of a Participant's Account occurs.

5.07       Employment on Last Day of Plan Year.

           To the extent necessary to comply with Code Sections 410(b), 401(a)(26), 401(a)(4) or any other applicable requirement, Employees who were not otherwise eligible to receive an Employer Contribution shall be deemed to be eligible. The Committee (in a nondiscriminatory manner) shall determine which Employees may participate in the Plan, the extent of such participation and the allocation of any Employer Contribution.



                                    ARTICLE 6

                            ACCOUNTS AND ALLOCATIONS


6.01       Participant Accounts.

               (a) Individual Account Plan. This Plan is an "individual account plan", as that term is used in ERISA. A separate Account shall be maintained for each Participant, Former Participant or Beneficiary, so long as he has an interest in the Trust Fund.

               (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                    (1)  The Salary Savings Contribution Account;

                    (2) The Employer Matching Contribution Account (which Account shall be divided into two subparts -- one subpart tracking Employer Matching Contributions on Salary Savings Contributions and the second subpart tracking Matching Contributions on Elective Profit Sharing Contributions);

                    (3) The Profit Sharing Contribution Account (which Account shall be divided into two subparts -- one subpart tracking Elective Profit Sharing Contributions and the second subpart tracking Non-Elective Profit Sharing Contributions);

                    (4)  The Qualified Non-Elective Contribution Account;

                    (5)  The Rollover Contribution Account;

                    (6)  Voluntary After-Tax Contribution Account;

                    (7)  Retirement Contribution Account; and

                    (8)  Transfer Contribution Account.

               In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

           (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

                    (1) his total Account as determined on the immediately preceding Valuation Date, plus

                    (2) his Employee Contributions added to his Account since the immediately preceding Valuation Date, plus

                    (3) his Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

                    (4) his Rollover Contributions and Transfer Contributions since the immediately preceding Valuation Date, minus

                    (5)  his  distributions,   if  any,  since  the  immediately
                         preceding Valuation Date, plus or minus

                    (6)  his allocable share of Adjustments.


6.02       Allocation of Adjustments.

           The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such Accounts. Such Valuation shall occur prior to the allocation of Employer Contributions but after taking into account all distributions and all Employee Contributions since the prior Valuation Date. Any Rollover Contribution or Transfer Contribution made during the Plan Year shall be weighted to reflect the number of full months such Rollover Contribution or Transfer Contribution was held in the Plan. The Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants in proportion to their Account balances. The Adjustment that is allocable to the Participant's directed investment of his loan shall be the interest payments made by the Participant with respect to such loan since the immediately preceding Valuation Date.


6.03       Investment Funds and Elections.

          (a) ELECTION OF INVESTMENT FUNDS. Except for the Participant's Retirement Contribution Account and the Non-elective Profit Sharing Contribution portion of his Profit Sharing Contribution Account, each Participant shall direct, following such procedures as may be specified by the Committee, to have his Account allocated or reallocated in 10% increments among the Investment Funds. References to a Participant's investment of his "Account" in this Section 6.03 and other related portions of this Plan shall mean the Participant's Account other than the Participant's Retirement Contribution Account and the Non-elective Profit Sharing Contribution portion of his Profit Sharing Contribution Account. See Section 6.03(e) for the investment of the
               Participant's   non-directed   Account.

          (b) Initial Investment Direction. A Participant's initial investment election must allocate his entire Account in 10% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. An Employee who fails to make a proper investment election by the deadline established by the Committee for such purpose, shall be deemed to have elected to allocate 100% of his Account in the Investment Fund which, in the opinion of the Committee, best preserves the principal amount of the Participant's Account.

          (c) Subsequent Elections. Investment elections will remain in effect until changed by a new election. New elections may be made in 10% increments by a Participant effective on the first day of any calendar quarter in a manner determined by the Committee, provided that new elections must be received at least 30 days (or a shorter period established by the Committee) prior to the desired effective date. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged. Trust transactions reflecting investment elections among the Investment Funds will occur as of the January 1, April 1, July 1, or October 1 which immediately follows the timely receipt of such investment election when such allocation or re-allocation can be made and all Investment Fund values shall be determined as of such dates.

          (d) Investment Options. The Committee is authorized to select new Investment Funds or to eliminate any Investment Fund as the Committee shall deem appropriate from time to time. Any change in Investment Funds shall be noted in the minutes of the Committee. The creation of an Investment Fund shall not be effective until the Trustee has consented in writing to the creation of such new Investment Fund. Any creation or deletion of an Investment Fund shall not be effective until such change is communicated to Participants and new investment elections are solicited from Participants, if appropriate.

          (e) Non-directed Accounts. The Participant may not direct the investment of his Retirement Contribution Account nor the Non-elective Profit Sharing Contribution portion of his Profit Sharing Contribution Account. Instead such amounts shall be invested at all times (unless the Committee determines otherwise and communicates its decision to the Trustee) in the Balanced Fund described in Section 6.03(d) above.

6.04       Errors.

           Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

6.05       Valuation For Purposes of Distributions.

           (a) For the purposes of Article 8, each Participant's Account shall be valued as of the Valuation Date immediately preceding the distribution of the Participant's Account.

           (b) Notwithstanding the foregoing, if the Committee in its discretion determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution, the Committee in its discretion and on a non-discriminatory basis may postpone the distribution until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the distribution.

           (c) No person entitled to a distribution shall receive interest or other earnings on the Account from the applicable Valuation Date described in subsection (a) or subsection (b) above, to the date of actual distribution to such person.

           (d) This Section 6.06 shall not apply to the valuation of Accounts for purposes of in-service withdrawals or loans. Instead, see Section 9.15.




                                    ARTICLE 7

                                     VESTING

7.01       Retirement.

           A Participant who has a Termination of Employment on or after attaining age 55 shall be 100% vested in his Account. Such Account will be distributed on the date and in the form specified in Article 8.

7.02       Disability.

           A Participant who has a Termination of Employment on account of Disability shall become 100% vested in his Account as of the date of such Disability and shall be entitled to a distribution of his Account on the date and in the form specified in Article 8.

7.03       Death.

           A Participant who has a Termination of Employment on account of death shall become 100% vested in his Account. The Participant's Beneficiary shall receive a distribution of such Account on the date and in the form specified in Article 8.

7.04       Other Termination of Employment.

           (a) In General. Upon a Participant's Termination of Employment for any reason other than Retirement, Disability or death, the Participant shall be entitled to the vested portion of his Account, which shall be distributed on the date and in the form specified in Article 8.

           (b) 100% Vesting in Certain Sub-Accounts. A Participant shall always be one hundred percent (100%) vested in his Salary Savings Contribution Account, Voluntary After-Tax Contributions Account, the Elective Profit Sharing Contribution portion of the Participant's Profit Sharing Contribution Account and Rollover Contributions Account.

           (c) Four Year Vesting For Certain Sub-Accounts. Any Participant who ceases to be an Employee shall have a vested interest in his Employer Matching Contribution Account, Retirement Contribution Account and the Non-Elective Profit Sharing Contribution portion of the Participant's Profit Sharing Contribution Account as follows:

                    Years of Vesting Service as of
                       Termination of Employment            Vested Percentage

                             Less than 1 year                      0%
                                    1 year                        25%
                                    2 years                       50%
                                    3 years                       75%
                                    4 years                      100%


           (d) Forfeiture. That portion of the Participant's Account which is not vested upon such Termination of Employment shall be forfeited in accordance with Section 7.06.

           (e) Transfer Contribution Account. See an appendix to this Plan for the vesting schedule applicable to a Transfer Contribution Account upon a Participant's Termination of Employment.


7.05       Year of Vesting Service.

           (a) Vesting Credit Prior to Effective Date. An Employee's Vesting Service prior to the Effective Date shall be determined under the terms of the Prior Plan.

           (b) Vesting Credit After Effective Date. On or after the Effective Date, an Employee shall receive one Year of Vesting Service for any Plan Year during which the Employee is credited with 1,000 or more Hours of Service. An Employee shall not receive a Year of Vesting Service for any period of employment during any Plan Year if the Employee is credited with less than 1,000 Hours of Service during such Plan Year.

           (c) Forfeiture of Vesting Service. A Year of Vesting Service shall not include any period of employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee does not have a vested interest in his Employer Contributions or Salary Savings Contributions.

           (d) Employment with Affiliates. Any period of employment with an Affiliate shall be considered service with the Employer for purposes of determining whether the Employee has a Year of Vesting Service.

           (e) Authorized Leave of Absence. A Year of Vesting Service shall not include any period of Authorized Leave of Absence or service in the military except to the extent such service is required to be credited under applicable federal law.

           (f) Employment with Affiliated Sponsors or Predecessor Businesses. A Participant shall not receive a Year of Vesting Service for any employment with any Affiliated Sponsor prior to its designation as an Affiliated Sponsor or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent specifically set forth in an appendix to this Plan.

7.06       Forfeitures.

           (a) No Distribution of Account Prior to Break In Service. A Participant who incurs a Termination of Employment but who does not receive a distribution of his vested Account prior to incurring a Break in Service shall, upon incurring the Break in Service, forfeit the non-vested portion of his Account. If the terminated Participant resumes employment with the Employer prior to incurring a Break in Service, then the Participant's entire Account, unreduced by any forfeiture, shall become his beginning Account on the date he resumes participation in the Plan.

           (b) Distribution of Vested Account Prior to Break in Service. A Participant who incurs a Termination of Employment and receives a distribution of his entire vested Account prior to incurring a Break in Service, shall, upon such distribution, forfeit the non-vested portion of his Account. A Participant who is not vested in any portion of his Account shall be deemed to have received a distribution of his entire vested account upon his Termination of Employment and the Participant's non-vested Account shall be immediately forfeited.


           (c) REPAYMENT OF ACCOUNT; RESTORATION OF NON-VESTED ACCOUNT. Except as provided below, a Participant who is re-hired by the Employer shall have the right to repay to the Plan the portion of the Participant's Account which was previously distributed to him. In the event the Participant repays the entire distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account. A Participant's Account shall first be restored, to the extent possible, out of forfeitures under the Plan in the Plan Year in which the distribution was restored. To the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions. A Participant who was deemed to have received a distribution of his vested Account (see subsection (b) above) shall be deemed to have repaid such vested Account if such Participant is rehired before incurring a Break in Service.

           (d) RESTRICTIONS OF REPAYMENT ACCOUNT. Notwithstanding anything to the contrary in this Plan, a Participant shall not have the right to repay to the Plan the portion of his Account which was previously distributed to him after any of the following events: (i) the Participant incurs a Break in Service before returning to employment, (ii) the Participant fails to repay the prior distribution within five (5) years after the Participant is re-employed by the Employer, or
                    (iii) the Participant received a distribution of his entire Account balance at the time of such earlier distribution.

7.07       Amendment of Vesting Schedule.

           If the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three (3) Years of Vesting Service with the Employer (or for Plan Years before 1989, with at least five (5) Years of Vesting Service with the Employer), may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

           (a)      60 days after the amendment is adopted;

           (b)      60 days after the amendment becomes effective; or

           (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Trustee.




                                    ARTICLE 8

                                  DISTRIBUTIONS



8.01     Commencement of Distribution.

          (a) Distribution Following Termination of Employment. A Participant's Account shall be distributed as soon as practicable after the later of (i) the Valuation Date coinciding with or immediately following the Participant's Termination of Employment or (ii) any later Valuation Date which is at least 30 days (or such number of days as selected by the Committee on a nondiscriminatory basis) after the Committee receives the Participant's written request for a distribution. Except as provided in Section 8.01(b), the Participant's Account shall not be distributed without the Participant's consent.

          (b) Consent of Participant. A Participant's consent to a distribution of his Account shall not be required in the circumstances described below, and the Committee shall direct the Trustee to distribute the Participant's Account as provided below:

                    (i) Account Less Than $3,500. If the Participant's vested Account balance is less than or equal to $3,500 at the time of the distribution, such Account will be distributed in a lump sum no later than ninety (90)
                         days after the end of the Plan Year in which such Termination of Employment occurred. This Section 8.01(b)(i) shall not apply if the Participant's vested Account balance as of an Annuity Starting Date exceeds $3,500.

                    (ii) Age 70-1/2. If a distribution is required under Section
                         8.05 (relating to mandatory distributions for Participants age 70-1/2), the Participant's Account will be distributed as provided in such Section.

                    (iii)Attainment of Age 65. If a  Participant  has incurred a
                         Termination of Employment and is age 65 or older (except in the case of a Port St. Lucie Participant, as described below), the Plan shall begin distribution of the Participant's Account no later than 60 days following the end of the Plan Year in which the Participant attains age 65 or, if later, within 60 days following the end of the Plan Year in which the Participant has a Termination of Employment. Notwithstanding the foregoing, the distribution to a Port St. Lucie Participant described in the preceding sentence shall not begin before the fifth anniversary of the date as of which the Participant first became eligible to participate in the Port St. Lucie Bank Retirement Savings Plan. If no election is made prior to the Participant's Annuity Starting Date, the Participant's Account will be distributed in a lump sum or, if the provisions of Section 8.03 apply, as provided in Appendix A.

                    (iv) Death of  Participant.  If the  Participant  dies,  the
                         Participant's Account balance shall be distributed within 90 days after such death unless the particular facts and circumstances require a longer waiting period.

          (c) HARDSHIP WITHDRAWALS. Hardship withdrawals (see Article 9) shall commence no later than ninety (90) days after such request is approved by the Committee.

          (d) DIRECTION TO TRUSTEE. The Committee shall issue directions to the Trustee concerning the recipient and the distribution date of benefits which are to be paid from the Trust pursuant to the Plan.

          (e) ESTABLISHMENT OF GUIDELINES. The Committee may establish for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

          (f) VALUE OF ACCOUNT. See Section 6.06 for the method of determining the value of a Participant's Account prior to its distribution pursuant to this Article 8.

8.02 Method of Distribution. The Participant's Account shall be distributed in accordance with one of the following forms of payment as selected by the Participant (or Beneficiary if applicable).

          (a)  Lump  Sum   Payment  is  a  single   lump  sum   payment  of  the
               Participant's entire vested Account.

          (b) Single Life Annuity is a annuity which may be purchased with the Participant's vested Account or paid directly from the Trust that provides level monthly payments during the Participant's lifetime, with payments ceasing upon the Participant's death.

          (c) Joint and Survivor Annuity is an annuity which may be purchased with the Participant's vested Account or paid directly to the Participant for his life, and upon the Participant's death, 50% of such monthly payment shall be payable on a monthly basis to the Participant's Spouse for the Spouse's life. Payments under the Joint and Survivor Annuity shall cease on the later of the death of the Participant or the death of the Participant's Spouse.

          (d) Installment Payment is a form of distribution where equal installments are made over a period not to exceed the life expectancy of the Participant and his or her Beneficiary. The payments will be made in monthly, quarterly, semi-annual or annual payments.

          (e) WRITTEN EXPLANATION OF BENEFIT OPTIONS. At least thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, the Committee shall provide the Participant with a written explanation of the optional forms of payment described in Section
               8.02. Such explanation shall provide a general description of the eligibility conditions (if any) and other material features of the optional forms of payment including sufficient information regarding the relative values of the optional forms of payment. The written explanation must also inform the Participant of his rights (if any) to defer receipt of the distribution until his Normal Retirement Age. This written explanation is not required if the Participant's Account is distributed without his consent as provided in subsection (b) above.

8.03     Special Rules Applicable to Annuity Distributions.

         (a) Application of Section 8.03. This Section 8.03 shall apply to a Participant only if and when the Participant elects to receive an annuity distribution. After a Participant elects to receive a distribution of his Account in the form of an annuity, the Participant's form of distribution and Beneficiary designation shall be governed by Appendix A to the extent inconsistent with this Article 8. In addition, the notice requirements of Appendix A shall apply.

         (b) Hardship Withdrawals. Hardship withdrawals (see Article 9) are payable only in a single lump sum. Thus, a married Participant whose Account is subject to Section 8.03 must obtain his Spouse's consent to such distribution. The Spouse's consent must be obtained within 90 days of the Participant's Annuity Starting Date and must be in the form described in Appendix A.

8.04     Death Benefits.

         (a)      Death  Benefits If Section 8.03 Applies.  If the provisions of
                  Section 8.03 apply to the Participant (i.e., the Participant previously elected to receive a distribution of his Account in the form of an annuity) and the Participant dies prior to his Annuity Starting Date, the Participant's Account shall be distributed in accordance with the Pre-Retirement Survivor Annuity rules contained in Appendix A.

         (b) Death Benefits If Section 8.03 Does Not Apply. If the provisions of Section 8.03 do not apply (i.e., the Participant has never elected to receive a distribution of his Account in the form of an annuity) and the Participant dies, the Participant's vested Account shall be distributed to the Participant's Beneficiary in the form previously selected by the Participant on behalf of the Beneficiary or if the Participant made no such election, in the form selected by the Beneficiary. The Participant's Account will not be distributed in the form of a Joint and Survivor Annuity.

8.05     Special Distribution Rules For Participants Age 70-1/2

          (a) SCOPE OF SECTION. To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan. For example, if the only distribution method permitted under the Plan is a lump sum, then distributions under this Section may only be made in a lump sum. In addition, if the Plan requires distributions to commence at age 65 for Participants who have terminated Employment, distributions must commence at age 65 and may not be delayed to age 70-1/2.

          (b) Distributions Must Commence Before Age 70-1/2. In no event may the distribution of a Participant's Account commence later than April 1 following the calendar year in which the Participant attains age 70-1/2 (the "required beginning date"). However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code ss. 401(a)(9) and the Treasury Regulations thereunder), such Participant's Account shall commence to be distributed no later than April 1 following the calendar year in which incurs his Termination of Employment.

          (c) Method of Distribution. The entire Account of each Participant shall be distributed, beginning not later than the required beginning date, in the manner elected by the Participant. However, if the Participant fails to elect a distribution option by the required beginning date, the Participant's vested Account will be distributed in a lump sum, or if the provisions of
               Section 8.03 apply, in the manner described in Appendix A.

          (d) Death After Required Beginning Date. If distribution of a Participant's Account has begun in accordance with paragraph (b), and if the Participant dies before his entire vested Account has been distributed to him, then the remaining portion of such vested Account will be distributed at least as rapidly as under the method of distribution being used under paragraph (b) as of the date of the Participant's death.

          (e) Death Before Required Beginning Date. If a Participant dies before distribution of the Participant's Account has begun in accordance with paragraph (b) above, the Participant's entire vested Account must be distributed in a lump sum within 90 days of the Participant's death unless:

                    (i) the Participant's Account is payable to or for the benefit of his Beneficiary;

                    (ii) such  portion  will be  distributed  or the life of the
                         Spouse or in installments over a period certain not extending beyond the life expectancy of the Spouse or Beneficiary; and

                    (iii)such distributions  begin not later than one year after the date of the Participant's death or such later date as may be prescribed in Treasury Regulations.

                  If the conditions stated in clauses (i), (ii) and (iii) are met, then the portion referred to in clause (i) shall be treated as distributed on the date on which distributions begin. Furthermore, if the Beneficiary is the Participant's Spouse, the date on which the Distributions are required to begin under clause (iii) above shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving Spouse dies before distributions to such Spouse begin, this paragraph shall be applied as if the surviving Spouse were the Participant.

                  The Participant's Beneficiary may elect whether the Participant's entire vested Account will be distributed in a lump sum immediately following the Participant's death or pursuant to the provisions of paragraph (i)-(iii) above. Such election must be made within the time limits described in Treasury Regulation ss. 1.401(a)(9)-1, C-4. If no election is made and the Beneficiary is the Participant's Spouse, the Committee shall distribute the Participant's entire vested Account pursuant to the provisions of paragraphs (i)-(iii) above. If no election is made and the Beneficiary is not the Participant's Spouse, the Participant's entire vested Account will be distributed in a lump sum.

         (f) No Recalculation of Life Expectancy. For the purposes of this Section, the life expectancy of the Participant and the Participant's Beneficiary shall not be recomputed once benefits have commenced under this Section.

         (g) Minimum Distribution Rules. Notwithstanding anything to the contrary herein, Distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service, including the minimum distribution incidental benefit rules under Code Section 401(a)(9)(G) and Treasury Regulations issued thereunder.

8.06     Application for Benefits.

         The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

8.07     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

8.08     Direct Transfer of Account to an Eligible Retirement Plan.

          (a) In General. If a Participant is entitled to a distribution of his or her Account, the Participant may elect to have all or part of such Distribution paid directly to an "Eligible Retirement Plan" in the form of a direct trustee-to-trustee transfer.

          (b) Election. The Participant must make the election described in paragraph (a) above within ninety (90) but no later than thirty
               (30) days (or such shorter period of time as determined by the Committee and permitted by law) prior to the Participant's Annuity Starting Date in the manner and on the form provided by the Committee. The Participant must provide all information requested by the Committee for the Trustee to make the transfer. Failure to provide such information will void the Participant's election.

          (c) Definition of Eligible Retirement Plan. The term "Eligible Retirement Plan" shall mean:

                    (i) an individual retirement account (as described in Code ss. 408(a));

                    (ii) an individual  retirement annuity (as described in Code
                         ss. 408(b), other than an endowment contract);

                    (iii)a defined  contribution  plan qualified  under Code ss.
                         401(a)   that   by   its   terms    accepts    rollover
                         contributions; or

                    (iv) an annuity plan described in Code ss. 403(a).

          (d) Exceptions. The Committee is not required to offer a direct transfer of a Participant's Account if:

                   (i) The distribution is a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Participant or for the joint lives (or joint life expectancies) of the Participant and his or her Beneficiary;

                  (ii) The distribution is a series of substantially equal periodic payments made at least annually for a period of at least ten years; or

                 (iii) The distribution is required under Section 8.05 (required minimum distribution).

                  (iv) The distribution is less than $200 in a lump sum form (or any higher amount as established by the Internal Revenue Code or other applicable authority) and withholding is therefore not required.

         (e) Income Tax Withholding. Under the Internal Revenue Code, the Committee is generally required to withhold for federal income taxes on a distribution made directly to a Participant. Federal income tax withholding is not required for any direct transfer of a Participant's Account to an Eligible Retirement Plan or for any distribution described in paragraph (d) above.



                                    ARTICLE 9

                           HARDSHIP WITHDRAWALS; LOANS

9.01       Hardship Withdrawal of Account.

           (a) In General. Any Participant may request the Committee to distribute to him part or all of his (i) Salary Savings
                    Contributions Account, (ii) the Elective Profit Sharing Contribution portion of his Profit Sharing Contribution Account, and (iii) the vested Employer Matching Contributions on Elective Profit Sharing Contributions held in his Employer Matching Contribution Account. Such Account shall be valued in accordance with Section 9.15.

           (b) No Distribution of Earnings. Notwithstanding the above, income or gain that is allocated to the Participant's Salary Savings Contribution Account and to the Participant's
                    Elective Profit Sharing Contributions held in his Profit Sharing Contribution Account may not be distributed in a hardship withdrawal.

9.02      Definition of Hardship.

          Hardship shall mean an immediate and heavy financial need experienced by reason of:

           (a) Expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents;

           (b)      Purchase of a primary residence for such Participant;

           (c)      Payment of tuition and related educational fees for the next
                    twelve   months   of   post-secondary   education   for  the
                    Participant, his Spouse, children or dependents;

           (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence; or

           (e)      Other   financial   hardships   as   permitted  by  Treasury
                    Regulations or other regulatory or judicial authority and approved by the Committee.

9.03       Maximum Hardship Distribution.

           (a) Maximum Hardship. A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in (1),
                    (2), or (3) below as a condition precedent to the Participant receiving a hardship distribution:

               (1) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Salary Savings Contributions under the Plan; (4) by other in-service distributions (including loans) under the Plan and under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

               (2) Receipt Of All Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans) under this Plan and under any other plan maintained by the Employer.

                    In addition, the Participant must agree to the following limitations and restrictions:

                    (A)  The Participant's  Salary Savings  Contributions  shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Salary Savings Contributions only on the January 1, April 1, July 1, or October 1 which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 30 days (or such lesser time as specified by the Committee) prior to the date on which the Salary Savings Contributions are to resume.

                    (B) The maximum Salary Savings Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Salary Savings Contributions made by the Participant during the calendar year in which he received his hardship distribution.

                    (C) The Participant shall be prohibited under a legally enforceable agreement from making an Employee contribution to any other plan maintained by the Employer for at least 12 months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a Section 125 cafeteria plan.

               (3) Other. Any other condition or method approved by the Internal Revenue Service.

9.04       Procedure to Request Hardship.

           The request to receive a hardship distribution shall be made in writing to the Committee explaining the nature of the financial hardship and stating the amount needed to meet the immediate need. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any hardship withdrawal by a Participant under this Section.

9.05       Authority to Establish Loan Program.

          (a) The Committee and its designated agent is authorized and directed to administer the loan program.

          (b) Effective August 15, 1995, the loan program shall be terminated, and no new loans shall be made available to Participants under the Plan. Participant's with existing loans as of August 15, 1995, shall be allowed to repay their loans in accordance with the terms of the Plan and loan rules in effect as of August 14, 1995.

9.06       Eligibility for Loans.

           Loans shall be available to all Participants on a reasonably equivalent basis. To request the loan, the Participant must make application on such forms and following such procedures as the Committee may prescribe.

9.07       Loan Amount.

           A  loan  to  any  Participant   (determined   immediately  after  the
           origination of the loan) shall not exceed the lesser of:

           (1) Fifty percent (50%) of the Participant's balance in his Account as of the Valuation Date with respect to which the loan is processed; or

           (2) $50,000 reduced by the excess (if any) of (A) the highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

9.08       Assignment of Account.

           Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of fifty percent (50%) of the Participant's right, title and interest in and to his Account and shall be supported by any other reasonable security required by the Trustee. If the provisions of Appendix A apply, the Participant must obtain the consent of his or her Spouse, if any, within the 90 day period before the time his or her account balance is used as security for the loan. A new consent is required if the account balance is used for any increase in the amount of the security.

9.09       Interest.

           Interest shall be charged on any such loan at a rate established from time to time by the Trustee provided such rate is equivalent to a rate that would be charged by a commercial lender for a similar loan.

9.10       Term of Loan.

           The maximum repayment term of any loan is five (5) years unless the loan is used to acquire any dwelling unit which within a reasonable time after the loan is made is to be used by the principal residence of the Participant. The maximum repayment term for a loan used to acquire a dwelling unit shall be a reasonable time, as determined by the Committee, that may exceed five (5) years but shall not exceed thirty (30) years. The term of the loan may not exceed beyond the Participant's Termination of Employment. A Participant's loan shall immediately become due and payable if such Participant terminates employment for any reason or fails to make a principal and/or interest payment as provided in the loan agreement. However, no foreclosure on the Participant's note or attachment of the Participant's account balance will automatically occur. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

9.11       Level Amortization.

           Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan.

9.12       Directed Investment.

           A Participant who requests a loan shall be deemed to have directed the Committee to reduce his Investment Funds by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn from the Participant's Account on a pro rata basis according to the value of the Investment Funds in which such Account was invested, determined in the manner set forth in Section 9.15. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the repayment.


9.13       Other Requirements.

           The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article 9.

9.14       Distribution of Loan.

           Loan proceeds will be distributed  as soon as  practicable  after the
           loan  is   approved   and  after  the   Participant   completes   all
           documentation necessary to make such loan.

9.15       Valuation for Purposes of Withdrawals; Loans.

           The Participant's Account for purposes of determining the amount of a hardship withdrawal or loan shall be determined as of the Valuation Date preceding the date the Committee approves the hardship distribution or loan. However, if the Committee in its discretion determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution or loan, the Committee in its discretion and on a non-discriminatory basis may postpone the hardship distribution loan until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the distribution or loan. Alternatively, the Committee may implement such other measures as it deems appropriate, including suspension of withdrawals or loans or special valuations, to insure that each Participant's Account receives an appropriate allocation of income or loss.



                                   ARTICLE 10

                           ADMINISTRATION OF THE PLAN

10.01      Named Fiduciaries.

                    The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

           (a)      The Company;

           (b)      The Board;

           (c)      The Trustee;

           (d)      The Committee.

           The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

10.02      Board of Directors.

           The Board shall have the power to appoint and remove the Trustee and the members of the Committee. The Board may delegate its authority to appoint or remove the Trustee and the members of the Committee to an officer of the Company. The Board shall have no other responsibilities with respect to the Plan.

10.03      Trustee.

           The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

10.04      Committee.

          (a) A committee of one or more individuals may be appointed by and serve at the discretion of the Board to administer the Plan. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an employee, he shall cease to be a member of the Committee. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be appointed by the Board. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

          (b) The Board or the Chief Executive Officer shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of
               Section 406 of ERISA and is not exempted from such prohibitions by Section 408 of ERISA.

          (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of ERISA, the Committee shall have the following specific powers and responsibilities:

               (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

               (2) To amend any or all of the provisions of the Plan and to terminate the Plan in whole or in part pursuant to the procedures provided hereunder;

               (3) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

               (4)  To  determine   the  benefits  of  the  Plan  to  which  any
                    Participant, Beneficiary or other person may be entitled;

               (5) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

               (6) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by ERISA, the regulations thereunder, or by any other applicable law;

               (7) To file with the Secretary of Labor such reports and additional documents as may be required by ERISA and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

               (8) To file with the Secretary of the Treasury all reports and information required to be filed by the Code, ERISA and regulations issued under each; and

               (9) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

          (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their Retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan. 10.04 Standard of Fiduciary Duty.

               Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 406 and 2003(a) of ERISA or Section 4975 of the Code in the performance of its duties hereunder.

10.05 Claims Procedure.

           Any Participant, former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as
           "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within ninety (90) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim. If special circumstances require an extension of time for processing the claim, the Committee shall send the Claimant written notice of the extension prior to the termination of the 90-day period. The written notice shall indicate the special circumstances requiring an extension and the date by which the Committee believes a decision will be made. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond 180 days following receipt of the claim for benefits. If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

               (1)  The specific reason or reasons for denial;

               (2) Specific reference to pertinent Plan provisions on which the denial is based;

               (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (4)  An explanation of the claims review procedures.

           Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

           If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant. Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision. Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. If special circumstances require an extension of time for processing the appeal, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond 120 days following receipt of the appeal request.

10.06      Indemnification of Committee; Board.

           To the extent permitted under ERISA, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's intentional or willful misconduct, or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section. The Company shall have the right to select counsel to defend the Board or Committee in connection with any litigation arising from the execution of their duties under the Plan.



                                   ARTICLE 11

                            AMENDMENT AND TERMINATION

11.01      Right to Amend.

           The Company intends for the Plan to be permanent so long as the corporation exists; however, it reserves the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to insure compliance with ERISA; provided, however, that the Company shall not have the authority to amend this Plan in any manner which will:

               (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

               (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

               (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

11.02      Termination and Discontinuance of Contributions.

           The Company shall have the right at any time to terminate this Plan or to discontinue permanently its contributions hereunder (hereinafter referred to as "Plan Termination"). Upon termination of the Plan, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to distributions in proportion to the Accounts of such Participants and other distributees as of the date of such Plan Termination. In the event that this Plan is partially terminated, the provisions of this
           Section 11.02 shall apply solely with respect to the Employees affected by the partial termination. If the Plan is terminated or partially terminated, or if the Employer permanently discontinues its contributions to the Plan, then all Participants (in the case of complete plan termination or permanent discontinuance of contributions) or the affected Participants (in the event of partial Plan termination), shall become 100% vested in all of their Accounts under the Plan immediately upon such event.

11.03      IRS Approval of Termination.

           Notwithstanding Section 11.02, the Trustee shall not be required to make any distribution from this Plan in the event of complete or partial termination until the Internal Revenue Service has issued a favorable determination with respect to the Plan's termination.



                                   ARTICLE 12

                          SPECIAL DISCRIMINATION RULES

12.01      Definitions.

           Actual Contribution Percentage or ACP shall mean the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions and Voluntary After-Tax Contributions on behalf of the Participant for the Plan Year and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Elective Deferrals and Qualified Non-Elective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Elective Deferrals and Qualified Non-Elective Contributions in computing the ACP for a Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under Section
           15.03 (minimum contribution for Non-Key Employees in a Top-Heavy plan) in lieu of including such contributions in the ACP. If a Participant (as defined below) does not receive an allocation of Employer Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

           Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Salary Savings Contributions and Elective Profit Sharing Contributions contributed to the Plan on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-Highly Compensated Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Non-Elective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Non-Elective Contributions in computing the ADP for a Plan Year. In the case of a Participant (as defined below) who does not make a Salary Savings Contribution for a Plan Year and is not allocated a Qualified Non-Elective Contribution for such Plan Year, such Participant's ADP for the Plan Year shall be zero.

           Average Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

           Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

           Combined  ADP and ACP Test  shall  have the  meaning  as  defined  in
           Section 12.10.

           Compensation for purposes of this Article 12 shall be that definition selected by the Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Committee fails to select a definition of Compensation for purposes of this Article 12, Compensation (for purposes of Article 12) shall have the same meaning as defined in
           Article 2.

           Employer Matching Contributions. For purposes of this Article 12, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Salary Savings Contributions for the Plan Year.

           Excess Deferrals shall have that meaning as defined in Section 12.02.

           Excess  ACP  Contributions  shall  have that  meaning  as  defined in
           Section 12.09.

           Excess ADP Deferrals shall have that meaning as defined in Section 12.05.

           Family Member.  See Article 13.

           Highly Compensated Employee.  See Article 13.

           Maximum  Combined  Percentage  shall  have the  meaning as defined in
           Section 12.11(c).

           Non-Highly Compensated Employee.  See Article 13.

           Participant. For purposes of this Article 12, a Participant shall mean any Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Employee's failure to make a required Salary Savings Contribution, (ii) is eligible to make a Salary Savings Contribution, including an Employee whose right to make Salary Savings Contribution has been suspended because of an election not to participate or a hardship distribution, and (iii) is unable to receive an Employer Matching Contribution or make a Salary Savings Contribution because his Compensation is less than a stated amount.

           Salary  Savings  Contributions.  For  purposes of this  Article 12, a
           Salary Savings Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the
           Participant during the Plan Year or within 2 1/2 months after the Plan Year but for the deferral election. A Salary Savings Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Salary Savings Contribution relates.

           Qualified Elective Deferral shall mean Salary Savings Contributions or Elective Profit Sharing Contributions designated by the Committee as Qualified Elective Deferrals in order to meet the ACP testing requirements of Section 12.07. In addition, the following requirements must be satisfied:

           (1) The aggregate of all Salary Savings Contributions and Elective Profit Sharing Contributions for the Plan Year (including the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

           (2) The aggregate of all Salary Savings Contributions and Elective Profit Sharing Contributions for the Plan Year (excluding the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

           (3)      Qualified   Elective   Deferrals   must  satisfy  all  other
                    provisions of this Plan applicable to Salary Savings Contributions and Elective Profit Sharing Contributions and shall remain part of the Participant's Salary Savings
                    Contribution Account or the Elective Profit Sharing Contribution portion of the Participant's Profit Sharing Contribution Account.

           (4) Except as provided by this definition, Qualified Elective Deferrals shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

           Qualified Non-Elective Contribution shall mean an Employer contribution designated by the Committee as a Qualified Non-Elective Contribution in order to meet the ADP testing requirements of Section
           12.03 or the ACP testing requirements of Section 12.07. In addition, the following requirements must be satisfied:

           (1) The Qualified Non-Elective Contribution, whether or not used to satisfy the requirements of Sections 12.03 or 12.07, must meet the requirements of Code Section 401(a)(4).

           (2) Qualified Non-Elective Contributions which are taken into account in order to meet the requirements of Section 12.03 or 12.07 (as applicable) shall not be counted in determining whether the testing requirements of any of such other Sections are met.

           (3) The Qualified Non-Elective Contributions shall be subject to all provisions of this Plan applicable to Salary Savings Contributions (except that Qualified Non-Elective Contributions cannot be distributed in a hardship distribution).

           (4) Except as provided in this paragraph, the Qualified Non-Elective Contributions shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

12.02      $7,000 Limit on Salary Savings Contributions.

          (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Salary Savings Contributions and Elective Profit Sharing Contributions actually contributed to the Plan during a calendar year may not exceed $8,994 (for 1993) (or such greater amount as established by the Secretary of the Treasury pursuant to Code Section 402(g)(5). Any Salary Savings Contributions or Elective Profit Sharing Contributions in excess of the foregoing limit ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which such contributions were made.

          (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and
               (3) the Committee designates the distribution as a distribution of an Excess Deferral.

          (c) If a Participant makes a Salary Savings Contribution or Elective Profit Sharing Contribution under this Plan and in the same calendar year makes a contribution to a Code Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 12.02(a) and
               (b) the aggregate of all such contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Salary Savings Contributions or Elective Profit Sharing Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

          (d) Any request for a return of Excess Deferrals arising out of contributions to a plan described in Section 12.02(c) above which is maintained by an entity other than the Employer must:

               (1)  be made in writing;

               (2) be submitted to the Committee not later than the March 1 following the Plan Year in which the Excess Deferral arose;

               (3)  specify the amount of the Excess Deferral; and,

               (4) contain a statement that if the Excess Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k),or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the Excess Deferral occurred.

               In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 12.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

          (e) Salary Savings Contributions and Elective Profit Sharing Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals shall be treated as Annual Additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Salary Savings Contributions and Elective Profit Sharing Contributions for such calendar year.

          (f) The income or loss allocable to a Salary Savings Contribution or Elective Profit Sharing Contribution that is returned to a
               Participant pursuant to Section 12.02(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

          (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 12.02(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Salary Savings Contribution or Elective Profit Sharing Contribution was made and ending on the date the Excess Deferral was distributed.

          (h) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
               Section 12.02 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Salary Savings Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Salary Savings Contributions for which no Employer Matching Contribution was made and second those Salary Savings Contributions for which an Employer Matching Contribution was made. Accordingly, if the Salary Savings Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching
               Contribution will be forfeited. Salary Savings Contributions shall be returned as an Excess Deferral before Elective Profit Sharing Contributions.

12.03      Average Actual Deferral Percentage.

           (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

               (2) The excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees multiplied by two.

           (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 12.11.

           (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.03(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

                    (1) Distribute Salary Savings Contributions to certain Highly Compensated Employees as provided in Section 12.05;

                    (2)  Recharacterize   the   Participant's   Salary   Savings
                         Contributions as Voluntary After-Tax Contributions as provided in Section 12.06; or

                    (3) Make a Qualified Non-Elective Contribution on behalf of any or all of the Non-Highly Compensated Employees and aggregate such contributions with the Non-Highly Compensated Employees' Salary Savings Contributions Deferrals as provided in Section 12.01 (definition of ADP).

12.04      Special Rules For Determining Average Actual Deferral Percentage.

           (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Salary Savings Contributions allocated to his Account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Salary Savings Contributions were made under a single arrangement.

           (b) If two or more plans maintained by the Company or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Salary Savings Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

           (c) For purposes of determining the ADP of a Highly Compensated Employee who is either a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Salary Savings Contributions, Elective Profit Sharing Contribution and Compensation of such Participant shall include the Salary Savings Contributions, Elective Profit Sharing Contribution and Compensation of his Family Members. Any person who is a Family Member shall not be treated as a separate Employee in determining the Average Actual Deferral Percentage for either Non-Highly Compensated Employees or for Highly Compensated Employees.

           (d) The determination and treatment of the Salary Savings Contributions, Elective Profit Sharing Contribution and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

12.05      Distribution of Excess ADP Deferrals.

          (a) Salary Savings Contributions and Elective Profit Sharing Contributions exceeding the limitations of Section 12.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral shall be designated by the Committee as Excess ADP Deferrals and shall be distributed to Highly
               Compensated Employees whose Accounts were credited with Excess ADP Deferrals in the preceding Plan Year. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                    (1) The ADP for the Highly Compensated Employee(s) with the highest ADP will be reduced until equal to the second highest ADPs under the Plan; then

                    (2) The ADP for the two (or more) Highly Compensated Employees with the highest ADPs under the Plan will be reduced until equal to the third highest ADP level under the Plan; then

                    (3) The steps described in (1) and (2) shall be repeated with respect to the third and successive highest ADP levels under the Plan until the Plan complies with one or both of the ADP tests described in Section 12.03(a).

          (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2 1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as Annual Additions under the Plan.

          (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

          (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 12.02(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

          (e)  Distribution of Excess ADP Deferrals to Participants described in
               Section 12.04(c) shall be made in accordance with the provisions of Treasury Regulation Section 1.401(k)-1(f)(5)(ii) or any successor Treasury Regulation thereto.

          (f) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
               Section 12.05 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Salary Savings Contributions that are returned to the Participant shall be deemed to be first those Salary Savings Contributions for which no Employer Matching Contribution was made and second those Salary Savings Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Salary Savings Contributions shall be returned as an Excess ADP Deferral before matched Salary Savings Contributions. Salary Savings Contributions shall be returned as an Excess ADP Deferral before Elective Profit Sharing Contributions.

12.06 Salary Savings Contributions Recharacterized as Voluntary After-Tax Contributions.

           (a) A Participant's Excess ADP Deferrals may be reduced or eliminated by recharacterizing, to the extent necessary, part or all of the Participant's Salary Savings Contributions or Elective Profit Sharing Contributions as Voluntary After-Tax Contributions. Such recharacterized Salary Savings Contributions or Elective Profit Sharing Contributions shall be allocated to a sub-account of the Participant's Voluntary After-Tax Contribution Account. Such recharacterization shall be permitted only to the extent the Participant could have originally contributed such amounts as a Voluntary After-Tax Contribution under the Plan (ignoring the provisions of Section 12.07).

           (b) The decision to recharacterize Salary Savings Contributions or Elective Profit Sharing Contributions as Voluntary After-Tax Contributions must be made within 2 1/2 months after the close of the Plan Year in which the Excess ADP Deferral arose. The Committee shall notify the Participant and the Internal Revenue Service that all or part of the Participant's Salary Savings Contributions or Elective Profit Sharing Contributions have been recharacterized as Voluntary After-Tax Contributions. Such notification shall be made in the form and in the manner prescribed by the Internal Revenue Service.

           (c) Salary Savings Contributions or Elective Profit Sharing Contributions that are recharacterized as Voluntary After-Tax Contributions shall be ignored in computing the Participant's Actual Deferral Percentage. However, such amounts shall be considered in computing the Participant's Average Contribution Percentage.

           (d) Notwithstanding the recharacterization of Salary Savings Contributions or Elective Profit Sharing Contributions as Voluntary After-Tax Contributions under this Section 12.06, Salary Savings Contributions or Elective Profit Sharing Contributions recharacterized as Voluntary After-Tax
                    Contributions shall continue to be considered as Salary Savings Contributions or Elective Profit Sharing Contributions for the purposes of Article 14 (Maximum Benefits), Article 7 (Vesting), Article 8 (Distributions), and Article 15 (Top Heavy Rules).

           (e) Salary Savings Contributions or Elective Profit Sharing Contributions recharacterized as Voluntary After-Tax Contributions are includable in the Participant's gross income for the calendar year in which such recharacterized Salary Savings Contributions or Elective Profit Sharing Contributions were contributed to the Plan. For this purpose, Salary Savings Contributions or Elective Profit Sharing Contributions are deemed recharacterized in the order such Salary Savings Contributions were contributed to the Plan beginning with the earliest such Salary Savings Contributions or Elective Profit Sharing Contributions for the Plan Year in which the Excess ADP Deferral arose.

           (f) The Committee may, but is not required to, permit Highly Compensated Employees to elect whether to correct an Excess ADP Deferral by recharacterizing Salary Savings Contributions or Elective Profit Sharing Contributions as Voluntary After-Tax Contributions or by distributing the Excess ADP Deferral as described in Section 12.05.

           (g) Salary Savings Contributions shall be recharacterized as Voluntary After-Tax Contributions before Elective Profit Sharing Contributions are recharacterized.

           (h) Any Employer Matching Contribution allocable to a Salary Savings Contribution or Elective Profit Sharing Contribution that is recharacterized as a Voluntary After-Tax
                    Contribution pursuant to this Section 12.06 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Salary Savings Contributions that are recharacterized shall be deemed to be first those Salary Savings Contributions for which no Employer Matching Contribution was made and second those Salary Savings Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Salary Savings Contributions shall be recharacterized before matched Salary Savings Contributions.

12.07      Average Actual Contribution Percentage.

           (a) The Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                    (1) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                    (2) The excess of the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two.

           (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.07(a), the Employer may do any or all of the following in order to comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations):

                    (1) Aggregate Qualified Elective Deferrals with the Employer Matching Contributions or Voluntary After-Tax Contributions of Non-Highly Compensated Employees as provided in Section 12.01 (definition of ACP).

                    (2) Distribute vested Employer Matching Contributions and/or Voluntary After-Tax Contributions to certain Highly Compensated Employees as provided in Section 12.09.

                    (3) Make a Qualified Non-Elective Contribution on behalf of any or all of the Non-Highly Compensated Employees and aggregate such contributions with the Non-Highly Compensated Employees' Employer Matching Contributions or Voluntary After-Tax Contributions as provided in
                         Section 12.01 (definition of ACP).

                    (4) Forfeit non-vested Employer Matching Contributions of certain Highly Compensated Employees as provided in
                         Section 12.10.

12.08      Special Rules For Determining Average Actual Contribution Percentages

           (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions or Voluntary After-Tax Contributions allocated to his Account under two or more arrangements described in Sections 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

           (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions and Voluntary After-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

           (c) For purposes of determining the Actual Contribution Percentage of a Highly Compensated Employee who is a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the
                    Employer Matching Contributions or Voluntary After-Tax Contributions and Compensation of such Participant shall include all Employer Matching Contributions or Voluntary After-Tax Contributions and Compensation of Family Members. Family Members shall not be treated as separate Employees for purposes of determining the Average Actual Contribution Percentage for either Non-Highly Compensated Employees or for Highly Compensated Employees.

           (d) The computation of the Average Actual Contribution Percentage shall be performed after any recharacterization of Salary Savings Contributions or Elective Profit Sharing Contributions as Voluntary After-Tax Contributions pursuant to Section 12.06.

           (e) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

12.09      Distribution of Employer Matching Contributions.

          (a) Employer Matching Contributions and Voluntary After-Tax Contributions exceeding the limitations of Section 12.07(a) ("Excess ACP Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with Excess ACP Contributions in the preceding Plan Year. The amount of Excess ACP Contributions to be distributed to a Highly Compensated Employee shall be determined using the procedure described in Section 12.05(a).

          (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2 1/2 months following the end of the Plan Year in which the Excess ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

          (c) The income or loss allocable to Excess ACP Contributions shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ACP Contribution arose by a fraction. The numerator of the fraction is the Excess ACP Contributions. The denominator of the fraction is the value of the Participant's Account on the last day of the Plan Year reduced by any income allocated to the Participant's Account by such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year. However, any income allocable to an Excess ACP Contribution resulting from the distribution of a Salary Savings Contribution or Elective Profit Sharing Contribution that was recharacterized as a Voluntary After-Tax Contribution (See Section 12.06) shall be determined as if such recharacterized Salary Savings Contribution or Elective Profit Sharing Contribution were an Excess ADP Deferral (See
               Section 12.05).

          (d)  Amounts  distributed to Highly  Compensated  Employees under this
               Section 12.09 shall be treated as annual additions with respect to the Employee who received such amount.

          (e) Distribution of Excess ACP Contributions to Participants described in Section 12.08(c) shall be made in accordance with the provisions of Treasury Regulation Section 1.401(m)-1(e)(2)(iii) or any successor Treasury Regulations thereto.

          (f) Unless specifically identified to the contrary, any distributions of Excess ACP Contributions shall be made first from Voluntary After-Tax Contributions and second from Employer Matching Contributions.

12.10      Forfeiture of Excess ACP Contributions.

           (a) A nonvested Employer Matching Contribution and any income or loss allocable to such nonvested Employer Matching Contribution for the Plan Year may be forfeited and used to reduce an Excess ACP Contribution. Such forfeited Employer Matching Contribution shall be allocated as a forfeiture in accordance with Section 5.06.

           (b) The amount of any Employer Matching Contribution to be forfeited by a particular Highly Compensated Employee shall be determined pursuant to the procedure described in Section 12.05(a).

           (c) The income or loss allocable to Excess ACP Contributions shall be determined pursuant to the formula described in
                    Section 12.09(c).

           (d) Participants described in Section 12.08(c) shall forfeit their Excess Contributions in accordance with Treasury Regulation Section 1.401(m)-1(e)(2)(iii) or any successor Treasury Regulation thereto.

           (e) Amounts forfeited by Highly Compensated Employees under this Section shall be treated as Annual Additions with respect to the Participant who forfeited such amount and with respect to any Participant to whose account the forfeiture was allocated.

           (f) Vested Employer Matching Contributions may not be forfeited to correct an Excess ACP Contribution.

12.11      Combined ACP and ADP Test.

           (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 12.11 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-Highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-Highly Compensated Employees.

           (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

           (c) The Maximum Combined Percentage shall be determined by adjusting the Non-Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

                    (1) The greater of the two percentages shall be multiplied by 1.25; and

                    (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

                    The sum of (1) and (2) shall be the Maximum Combined Percentage.

                    Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

                    (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

                    (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

           (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased using any of the methods described in Section 12.07(b) until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

           (e) If Employer Matching Contributions or Voluntary After-Tax Contributions are distributed or forfeited (if applicable) to satisfy the Combined ADP and ACP Test, income or loss allocable to such contributions shall also be distributed. The income or loss shall be determined using the same procedures as Section 12.05(c).

           (f) To the extent administratively possible, the Committee shall make the necessary corrections prior to 2 1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, all corrections must occur by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Employer Matching Contributions that are distributed or forfeited pursuant to this Section 12.10 shall be treated as annual additions under the Plan.


12.12      Order of Applying Certain Sections of Article.

           In applying the provisions of this Article 12, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made. However, if the Committee determines to recharacterize Salary Savings Contributions or Elective Profit sharing Contributions as Voluntary After-Tax Contributions (see Section 12.06), then the determination and elimination of Excess ADP Deferrals shall be made before the determination and elimination of Excess ACP Contributions.



                                   ARTICLE 13

                          HIGHLY COMPENSATED EMPLOYEES


13.01      In General.

           For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Article are contained in Section 13.05. A Non-Highly Compensated Employee is an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

13.02      Highly Compensated Employees.

          (a) An Employee is a Highly Compensated Employee if during the Determination Year the Employee:

               (1)  is a 5 Percent Owner;

               (2)  receives Compensation in excess of $75,000;

               (3) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

               (4)  is an Includable Officer.

               The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

          (b) Calendar Year Election. The Employer hereby elects the calendar year calculation election described in Temporary Regulation
               Section 1.414(q)-1T, Q&A-14(b) or any successor regulation thereto. Because the Plan uses the calendar year as its Plan Year, there is no separate Look Back Year calculation. This election is binding on all other qualified retirement Plans maintained by the Employer until the election is withdrawn. (c) Election to Use Simplified Method.

               (i) If elected by the Committee (which election may change from year to year), an Employee's status as a Highly Compensated Employee shall be determined pursuant to the simplified method described in Code Section 401(k)(12).

               (ii) If the Committee elects to use the simplified method for the
                    Determination Year, an Employee's status for the Determination Year shall be determined by substituting "$50,000" for "$75,000" in subsection (a)(2) and by ignoring the provisions of subsection (a)(3).

               (iii)The  simplified  method may not be elected  for a given year unless (i) at all times during such year the Employer maintained significant business activities and employed Employees in at least two significantly separate geographic areas and (ii) the Employer satisfies all other conditions prescribed by the Secretary of the Treasury or his delegate as a prerequisite for electing the simplified method.

13.03      Former Highly Compensated Employee.

           A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday. With respect to a Former Employee whose Separation Year was prior to January 1, 1987, such Former Employee will be treated as a Highly Compensated Employee only if the Former Employee was a 5% Owner or received Compensation in excess of $50,000 during (i) the Former Employee's Separation Year (or the year preceding such
           Separation Year); or (ii) any year ending on or after such Former Employee's 55th birthday (or the last year ending before such Former Employee's 55th birthday).

13.04      Family Aggregation Rules.

          (a) For purposes of this Article 13, an Employee who is, for a given Determination Year or Look Back Year, either (i) a 5 Percent Owner, or (ii) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid during such year, shall be aggregated with such Employee's Family Members.

          (b) For purposes of this Section 13.04, the term "Family Member" means, with respect to an Employee described in Section 13.04(a), a person who is, on any day during the given Determination Year or Look Back Year:

               (1)  his Spouse; or

               (2)  his lineal ascendant or descendant; or

               (3)  the Spouse of his lineal ascendant or descendant.

          (c) The determination of Employees and Family Members who must be aggregated for purposes of this Article 13 shall be made in accordance with Temporary Regulation Section 1.414(q)-1T, Q&A-11 and Q&A-12.

          (d) For purposes of applying the limits of Code Section 401(a)(17) (i.e., the $200,000 limit on compensation, as adjusted) with respect to Compensation under Articles 12 (401(k)/401(m) tests) and 14 (Section 415 limits), the Compensation for any Employee described in Section 13.04(a) and for any Family Member who is such Employee's Spouse or lineal descendant under age 19, shall be aggregated. In such event, the deemed Compensation for each such Employee shall be an amount equal to the Section 401(a)(17) limit for the Plan Year (as adjusted) multiplied by a fraction, the numerator of which is the Employee's actual Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of the Employee and the aggregated Family Member for the Plan Year. The same procedure shall then be used to determine the deemed Compensation of the aggregated Family Member.

13.05      Definitions.

           The following special definitions shall apply to this Article 13:

           Compensation for purposes of this Article 13 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (box 10 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition,
           Compensation shall include compensation which is not includable in the Participant's IRS Form W-2 (Box 10) by reason of Code Section 402(a)(8) (employee Salary Savings contributions under a Code Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer as moving allowances if, at the time of the payment of such moving allowance, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code Section
           217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall more than $200,000 (as adjusted annually pursuant to Code Section 401(a)(17)) in Compensation be taken into account for any Employee.

           Determination Year shall mean the Plan Year for which the ACP and the ADP are computed.

           Employer for purposes of this Article 13 shall mean the Company and its Affiliates.

           5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

           Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Leave of Absence).

           Includable Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code Section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases). The Employer shall be deemed to have a minimum of 3 officers or, if greater, a number equal to 10 percent of all Employees. However, no more than 50 officers shall be considered Includable Officers under this Article
           13. If the Employer does not have any Includable Officers because no officer receives Compensation in excess of the dollar limitations of Code Section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includable Officer.

           Look Back Year shall mean the Plan Year preceding the Determination Year, or if the Employer elects, the calendar year ending with or within the determination year.

           Separation Year shall mean any of the following years:

           (1) An Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

           (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

           (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

           Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

13.06      Other Methods Permissible.

           To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).




                                   ARTICLE 14

                                MAXIMUM BENEFITS


14.01      General Rule.

          (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

          (b) The Employer hereby elects that the Limitation Year for purposes of Code Section 415 shall be the Plan Year.

          (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

          (d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Contributions shall be deemed to be allocated after Employee Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Employee Contributions that the Participant could make under Codess.415 (iii) the allocation of forfeitures or (iv) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Employee Contributions (and any income allocable to such Employee Contributions) for such Plan Year to the extent necessary to reduce the excess amount. Such returned Employee Contributions shall be ignored in performing the discrimination tests of
               Article 12. Second, any excess Annual Additions still remaining after the return of Employee Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the Limitation Year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year.

          (e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer during any Limitation Year, the Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's account under all such plans for the same Limitation Year. If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Employee Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

               (i)  the total excess amount as of such date, times

               (ii) the  ratio  of (A) the  Annual  Additions  allocated  to the
                    Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans maintained by the Employer.

           Any excess amount attributed to this Plan will be disposed in the manner described in this Section 14.01 above.

14.02      Combined Plan Limitation.

           If the Company or its Affiliates maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any Limitation Year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

14.03      Definitions.

          For the purposes of this Article 14, the following definitions shall apply:

               (a)  "Annual Addition" shall mean the sum of:

                    (1)  Employee Contributions;

                    (2)  Employer Contributions;

                    (3)  Forfeitures; and

                    (4)  Amounts  described  in  Code  Sections   415(l)(1)  and
                         419A(d)(2).

                    Annual  Additions shall not include any amounts  credited to
                    the   Participant's    Account   resulting   from   Rollover
                    Contributions.

               (b) "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).

               (c)  "Compensation"  shall  have the same  meaning  as defined in
                    Article 12 except that Compensation for purposes of Article 14 shall not include Salary Savings Contributions and Elective Profit Sharing Contributions contributed to this Plan and shall not include salary deferrals under a Code
                    Section 125 Cafeteria Plan.

               (d) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Company or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the Limitation Year under Section 415(b)(1)(A) of the Code or (ii) 140 percent of the Highest Average Compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last Limitation Year beginning before January 1, 1987, but determined without regard to any changes in the terms and conditions of the Plan occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

               (e) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Company or its Affiliates for the current and all prior Limitation Years, and the denominator of which is the sum of the "Maximum Aggregate Amounts" for the current and all prior Limitation Years of service with the Company or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The "Maximum Aggregate Amount" in any Limitation Year is the lesser of (i) 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year. If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Company or its Affiliates which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times and (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat employee contributions as Annual Additions.

               (f)  "Highest   Average    Compensation"    means   the   average
                    compensation for the three consecutive years of service with the employer that produces the highest average.

               (g) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.



                                   ARTICLE 15

                                 TOP HEAVY RULES

15.01      General.

           The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

15.02      Definitions.

               (a) TOP HEAVY. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the anti-discrimination requirements of Code Sections 401(a)(4) and 410 must be combined with this Plan ("Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4) and 410 ( "Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and
                    (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

                    If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

                    Solely for the purpose of determining if the Plan, or any other plan included in the Required Aggregation Group, is Top-Heavy, a Non-Key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

               (b) KEY EMPLOYEE. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code Section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code Section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code Section 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

               (c)  DETERMINATION   DATE.   The  last  day  of  the  Plan   Year
                    immediately  preceding  the Plan  Year for  which  Top Heavy status is determined. For the first Plan Year, the Determination Date shall be the last day of the first Plan Year.

               (d)  Non-Key Employee. Any Participant who is not a Key Employee.

               (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

               (f)  Compensation.   The  term  "Compensation"  shall  have  that
                    meaning as defined in Article 14.

15.03      Minimum Benefit.

               (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or (ii) the largest percentage of Employer Contributions, Salary Savings Contributions and Elective Profit Sharing Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Salary Savings Contributions and Elective Profit Sharing Contributions allocated to the Accounts of Non-Key Employees and Employer Matching Contributions allocated to the Accounts of Non-Key Employees that are used to satisfy the provisions of Article 12 shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this
                    Section 15.03.

               (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning compensation less than a stated amount.

               (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation.

15.04      Combined Plan Limitation For Top Heavy Years.

           In any Plan  Year  during  which  more  than  90% of the  Participant
           Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to
           Section 415 of the Code. In any Plan Year during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies
           Section 15.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in Section 15.03(a) and the figure "7.5%" shall be substituted for "5%" where it appears in Section 15.03(c).



                                   ARTICLE 16

                             TRUST FUND AND TRUSTEE


16.01      General Nature of Trustee's Responsibilities.

               (a) To the extent acceptable to it, the Trustee shall receive such sums of money or other property as shall from time to time be paid or delivered by the Employer to hold for management and distribution under the terms of the Plan. All such money and property so held, together with all investments made therewith and proceeds thereof, and such earnings, profits, increments, and accruals thereon as may occur from time to time, less any payments which the Trustee, from time to time, may be authorized to make therefrom, shall constitute the Trust Fund .

               (b) The Fund shall be held by the Trustee in trust and shall be administered, controlled and invested in accordance with the Plan and Trust. In the management of the Fund and the discharge of its duties hereunder, the Trustee shall act solely in the interests of the Participants, Former Participants and their Spouses or Beneficiaries. The Trustee shall discharge its duties in accordance with this Plan and Trust with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee's obligations relate solely to the Trust Fund and it shall have no responsibility whatsoever for the control, management, administration or revision of the Plan itself or for procuring contributions required in the Plan.

               (c) Anything contained in this Plan and Trust to the contrary notwithstanding, it shall be impermissible at any time prior to the satisfaction of all liabilities with respect to Participants, Former Participants and their Spouses, except for payments of benefits under the terms of the Plan, for any part of this Fund to be used for or diverted to any purpose other than the exclusive benefit of such Participants, former Participants and their Spouses or Beneficiaries, except for payments of expenses and charges properly payable out of the Fund as set forth herein.

16.02      Investment Powers.

          (a) All investment determinations made by the Trustee shall be made in conformity with the standard of fiduciary duty (especially the prudent man rule) set forth in ERISA.

          (b) The Trustee shall cause the investments of the Trust Fund to be diversified to the extent necessary to minimize the risk of large losses (unless such diversification would be imprudent).

          (c) In no event shall the Trustee maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the United States District Courts.

          (d) The Trustee shall exercise its investment discretion so as to provide sufficient cash assets as the Committee may suggest will be necessary from time to time to meet the liquidity requirements for the administration of the Plan.

          (e) The foregoing paragraphs of this Section 16.02 are limitations on the investment powers of the Trustee and (except as expressly provided) take precedence over the powers set forth in this paragraph (e). Except as specifically limited above, the Trustee is authorized and empowered to retain, invest and reinvest any and all of the trust funds as it shall deem to be in the best interests of the Participants and there shall be no other additional restrictions--whether by law or otherwise--on the investment powers of the Trustee. Consequently the Trustee may invest the Fund in property (or a part interest therein) which is real or personal, tangible or intangible, wherever located, whether or not productive of income or consisting of wasting assets, as the Trustee shall deem best for the Participants, Former Participants and their Spouses and Beneficiaries. Furthermore, the Trustee may, without regard to any law now or hereafter in force limiting investments by fiduciaries, invest in a range of investments which includes, inter alia, real estate (whether income-producing or not) or securities issued by any Employer which has adopted the Plan provided that such investments are in conformity with ERISA Sections 406, 407 and 408; speculative common stocks; any common trust fund or mutual fund held or administered by the Trustee, any of its subsidiaries, or any other corporation; any real estate investment trust in which the Trustee or any other corporation may have any interest whatsoever; low risk bonds; mortgages on real or personal property wherever situated; equipment trust certificates; notes or other evidence of indebtedness; shares of investment companies and mutual funds; interests in partnerships and trusts; insurance policies and contracts; option contracts such as those traded on an option exchange; and any other property or joint or other part interest in property (including without limitation, part interests in bonds and mortgages or notes and mortgages), real or personal, of any kind, class or character, which the Trustee may in its discretion deem suitable for the Fund, and irrespective (except to the extent specifically set forth above) of whether any Trustee, individually or as Trustee, is acting as a participator of any part interest in property that may be acquired.

               (1) The Trustee is explicitly authorized to acquire and hold "qualifying employer securities" and "qualifying employer real property", as those terms are defined in ERISA, to the maximum of such amounts and percentages allowed by ERISA.

               (2) The Trustee is explicitly authorized to invest all or part of the Fund in deposits which bear a reasonable rate of interest in any bank, or trust company or other financial institution, (including the Trustee).

               (3) The Trustee is explicitly authorized to engage in a transaction with a common or collective trust fund or pooled investment fund maintained now or created and maintained at a future time by any bank or trust company (including the Trustee or its affiliates) supervised by a State or Federal agency provided that such transaction is a sale or a purchase of an interest in such common or collective trust and further provided that such bank or trust company receives not more than reasonable compensation. This general power is meant to be broad enough to avoid specific identification of all such funds in this document; and any officer of the Employer, is authorized (A) to certify to bank examiners and other parties which specific funds are included in this general power and (B) to adopt any Declarations or enter into any Agreements required so that the Trustee may make investments in such funds.

16.03      Valuation.

           The fair market value of the Fund shall be determined by the Trustee as of each Valuation Date and on such other dates as the Trustee are directed by the Employer.

16.04      Other Powers.

           In the management, care and disposition of the Fund, the Trustee, and its successors, may do all things and execute such instruments as may be deemed necessary or proper in order to carry out the provisions of the Plan, including the following powers (in addition to the Investment powers set forth above), all of which may be exercised without order of or report to any court and without giving bond:

           (a) To sell, exchange, or otherwise dispose of any property at any time held in the Fund at public or private sale, for cash or on terms without advertisement; and no person dealing with the Trustee shall be bound to see to the application of monies paid;

           (b) To retain, manage, operate, repair and improve and to mortgage and/or lease and/or grant options to sell (for any period whatsoever) any real or personal property held by the Trustee;

           (c) To compromise, compound, and settle any debt or obligation due to or from it as Trustee hereunder and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce, and to abandon, if it shall deem it advisable, any property, whether real or personal, which may at any time be held by it, and in general to protect in every way the interest of the Fund, either before or after default;

           (d) To vote in person or by proxy on any stocks or other securities held by it, unless by law or regulatory authority the right to vote be proscribed as to it but vested in Participants of the Fund, in which latter event the vote shall be only by the Participants or as directed by them;

           (e) To join in, or to dissent from or oppose, the reorganization, capitalization, consolidation, sale or merger of corporations or properties in which the Trustee may be interested as Trustee, upon such terms and conditions as it may deem wise, and to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same;

           (f) To register any stocks, bonds, or other securities except interests in real property, held in the Fund in its own name as Trustee or in the name of a nominee and to hold any investment in bearer form, or to combine certificates representing such investments with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or to arrange for the deposit of such securities in a qualified central depository even though, when so deposited such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by any other person, or to deposit or to arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a federal reserve bank, provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

           (g) To borrow or raise monies for purposes deemed appropriate by the Trustee, including the making of distributions under the Plan in such amount and upon such terms and conditions as in its absolute discretion the Trustee may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing, it being intended that the Trustee shall also have the power to borrow from the Trustee's lending department, provided in such case the interest charged on the loan does not exceed the prevailing interest rates for a loan of the type made;

           (h) To employ agents from time to time, at the expense of the Fund, and to delegate to them such ministerial and limited duties as the Trustee sees fit;

           (i)      To  consult  with  counsel,   who  may  be  counsel  to  the
                    undersigned  Employer,   actuaries  and  other  professional
                    advisors, and to act upon the legal advice of such counsel;

           (j) To make, execute, and acknowledge and deliver any and all deeds, leases, assignments and instruments and to do all acts which they may deem necessary or proper to carry out the investment provisions of the Plan;

           (k)      To make distributions wholly or partly in cash or in kind;
                    and

           (l) To reserve from investment and keep unproductive of income any amounts or part of the Fund as it may from time to time deem advisable.

16.05      Prohibited Transaction.

           Anything in this Plan and Trust to the contrary notwithstanding (and especially the powers granted to the Trustee herein), the Trustee shall not be authorized to engage in any transaction which is prohibited by Sections 406 and/or 2003(a) of ERISA or Section 4975 of the Code unless the Trustee determines that such transaction is exempt under the terms of ERISA and the Code therefrom.

16.06   Administration of the Plan; Payments of Benefits; Reliance on Committee.

           The Committee shall have the exclusive authority and responsibility for communicating to the Trustee any and all decisions and directions concerning the administration of the Plan and the payment of benefits thereunder (including payees, amounts, addresses, dates of payments, etc.). In the event the Trustee shall deem it necessary to withhold any payments or distributions pending compliance with legal requirements  with  respect  to  probate  of  Wills,  appointment  of personal representative, payment of or provision for estate or inheritance taxes, or for death duties or otherwise, the Trustee shall notify the Committee and shall thereafter take no action pending compliance, or pending receipt of the Committee's instructions to distribute. Orders and directions from the Committee need not specify the purpose of the payment so ordered, and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments or for the administration of the Plan and Trust. The Trustee shall not be responsible in any respect for the adequacy of the Fund to meet or discharge any payments or liabilities under the Plan; and payments shall be limited to amounts available in the Fund. Any order or direction from the Committee shall constitute a certification to the Trustee that the action directed is one which is in conformity with the provisions of the Plan and of ERISA. To the extent permitted by law, the Trustee shall not be liable for any action taken (especially any payment made from the Fund) at the direction of the Committee or for any failure to act, if such action can under the terms of the Plan and Trust be taken only after receipt from the Committee of specific directions or for failure to act pending receipt of directions from the Committee when direction is required or is requested in writing by the Trustee.

16.07      Directing the Trustee.

          (a) The Committee may from time to time direct the Trustee as to the investment of all or part of the Trust Fund. The Committee may also from time to time appoint an investment manager or managers, or may give the Trustee sole responsibility to appoint an investment manager for all, or any part, of the Trust Fund; provided that no investment manager shall be appointed unless it qualifies as an investment manager within the meaning of Section 3(38) of ERISA. Any such investment manager shall be a named fiduciary of the Plan and shall qualify by accepting its appointment as investment manager in writing. The Employer shall advise the Trustee in writing regarding the retention of investment powers to the Trustee. Any investment directive hereunder shall be made in writing by the Employer or investment manager, as the case may be. In the absence of such written directive, the Trustee shall automatically invest the available cash in its discretion in an appropriate interim investment until specific investment directions are received. Such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. The Trustee shall not be responsible for the propriety of any directed investment made hereunder and shall not be required to consult with or advise the Employer regarding the investment quality of any directed investment held hereunder. If the Employer fails to designate an investment manager, the Trustee shall have full investment authority. If the Employer does not issue investment directions, the Trustee shall have authority to invest the fund in its sole discretion. While the Employer may direct the Trustee with respect to Plan investments, the Employer may not: (a) borrow from the Fund or pledge any of the assets of the Fund as security for a loan;

               (b) buy property or assets from or sell property or assets to the Fund;

               (c)  charge any fee for services rendered to the Fund; or

               (d)  receive any services from the Fund on a preferential basis.

          (b) Upon the appointment and qualification of an investment manager, the investment manager shall have, subject to any guidelines issued by the Committee, exclusive power and authority for the investment and reinvestment of the portion of the Trust Fund designated by the Committee and shall have the power to direct the acquisition and disposition of any and all assets and investment of the Trust Fund. The Trustee shall be relieved from any liability for the making, retention, or sale of any investment by or at the direction of an investment manager appointed in the manner herein set forth or by or at the direction of the Employer. If the Committee and the Trustee consist of the same individuals, nothing herein shall be construed to relieve the Committee of its obligation to review the performance of the investment manager from time to time.

16.08      Records and Reports.

          (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements, and other transactions hereunder. Within ninety (90) days following the close of each fiscal year, the Trustee shall file a written report with the Employer or the Committee setting forth all investments, receipts and disbursements, and other transactions effected by the Trustee during such fiscal year. Upon the expiration of ninety (90) days from the date of filing such annual or other account, the Trustee shall be forever released and discharged from any liability or accountability to the Employer as respects the propriety of its acts or transactions shown in such accounts (other than liability for acts of fraud or willful misconduct), except with respect to any such acts or transactions as to which the Employer shall within such ninety (90) day period file with the Trustee a written statement claiming a breach of the Trustee's fiduciary duties or failure to fulfill the Trustee's obligations under the Plan and Trust. The Trustee shall never be required to file any inventory or appraisals, or any annual or other returns to any court or to post bond.

          (b) The Trustee shall be entitled to have a judicial settlement of any account for which it is responsible. In any such proceeding or for any judicial instructions required in connection with the Fund, the only necessary parties thereto in addition to the Trustee will be the Employer and the Committee. However, the Trustee may bring in other persons as a party or party defendant.

16.09      Notification to Trustee.

          (a) Any notice, direction, order, request, certification or instruction of the Committee to the Trustee shall be in writing signed by a member of the Committee or shall be presented at a meeting with the Trustee. To the extent that the Trustee and the Committee are the same individuals this requirement shall be inapplicable. Any action by the Employer pursuant to any of the provisions of the Plan or of this Article 16 shall be authorized or evidenced by a resolution of the Board or by an officer of the Employer authorized by resolution of the Board to take actions in connection with this Plan and Trust. The Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Committee or from the Employer and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

          (b) The Trustee from time to time may request and be entitled to certified copies of resolutions of the Employer, evidencing the appointment and termination of office of any members of the Committee and of successors to such members together with specimens of their signatures, and the Trustee shall be entitled to rely conclusively upon such resolutions and signatures as evidence of the identity of the members of the Committee and shall not be charged with notice of any change with respect thereto until the Employer shall have furnished the Trustee with certified copies of resolutions relative to such change.

16.10      Expenses.

           All Plan expenses and expenses of making purchases and sales, other expenses of managing the Fund (including the employment of agents and advisors and the Trustee's compensation) and any taxes levied or assessed against the Trustee in respect of the Fund shall constitute a lien against the assets of the Fund and may be paid by the Trustee (without approval of the Committee). No Trustee receiving compensation from an Employer or Affiliate shall be paid compensation for services as Trustee from the Fund. The Employer is authorized to reimburse the Fund for all expenses and fees incurred in the administration of the Plan or Trust and paid out of the assets of the Fund.

16.11      Trustee's Tenure and Succession.

          (a) Any Trustee may be removed at any time upon sixty (60) days notice in writing to the Trustee signed by an authorized officer of the Employer.

          (b) Any Trustee may resign at any time upon sixty (60) days notice in writing to an authorized officer of the Employer. Within ninety
               (90) days after such removal or resignation of a Trustee, the removed or resigning Trustee shall file with the Employer or the Committee a written account setting forth all investments, receipts and disbursements, and other transactions in which such Trustee has participated since the end of the latest fiscal year in which such an accounting was filed with the Employer or Committee and containing an exact description of all securities purchased and sold, the cost or net proceeds of sale, and showing the securities and investments held at the date of such removal or resignation and the cost of each item thereof as carried on the books of the Trustee. Except with respect to any such acts or transactions as to which the Employer or Committee shall within such ninety (90) day period file with the Trustee a written statement claiming a breach of fiduciary duty or failure to observe the terms of this Article 16, upon the expiration of ninety (90) days from the date of filing such report, the Trustee participating in such accounting shall be forever released and discharged from any liability or accountability to the Employer as respects the propriety of the Trustee's acts or transactions shown in such report (other than liability for acts of fraud or willful misconduct) and the Employer shall thereafter reimburse, indemnify, and hold harmless the Trustee of and from any and all costs, claims, losses, demands, or liabilities in respect of its acts, transactions, duties, obligations or responsibilities as Trustee during the period covered by such account except those arising from the Trustee's breach of its fiduciary responsibility under ERISA.

          (c) Any party entitled to written notice or accounting may waive the written notice and accounting required under this Section and shall be deemed to waive the notice requirements by failing to notify the party required to give notice of the intent to enforce the requirements within the required notice period.

16.12      Successor Trustee.

           Upon the removal or resignation of a Trustee acting under this Plan and Trust, the Company shall appoint a successor Trustee. The Trustee who has resigned or has been removed shall do anything required so that the successor Trustee shall be able to carry out the rights, duties and obligations of the Trustee set forth herein. The Trustee shall deliver the Fund to its successor on the effective date of the resignation or removal. A successor Trustee shall not be responsible for any act or omission of a predecessor Trustee, and shall not be required to make any claim or demand against a predecessor Trustee unless the Committee shall in writing request the successor Trustee to participate in a claim against a predecessor Trustee. A successor Trustee shall have and may exercise all the rights, powers and duties given to an original Trustee named herein, as such rights, powers and duties may be amended from time to time. Such rights, powers and duties attach to the office of Trustee and are not personal to any specific Trustee which may be serving as Trustee under this Plan and Trust at any given time.

           If the Company fails to appoint a successor trustee, custodian, or other funding agent within the said 60 days, or such longer period as the Trustee may specify in writing, the Company shall be deemed the successor trustee.

16.13      Bond and Security.

           The Trustee shall not be required to give any bond or any other security for the faithful performance of the Trustee's duties under this Plan and Trust, except such as may be required by any law which prohibits the waiver thereof.

16.14      Commingling.

           If the Committee consents or directs, the trust assets of the Employer which are held by the Trustee may be commingled with the trust assets of any Affiliated Sponsor which adopts this Plan and Trust. No individual Employer shall at any time own any specific assets in such commingled Fund, its interest being an undivided interest of its pro rata portion of the entire Fund.

16.15    Voting of Shares.

           Notwithstanding any other provision of this Plan to the contrary, the Trustee shall have no discretion or authority to vote Employer Securities held in the Trust by the Trustee on any matter presented for a vote by the shareholders of the Company, except in accordance with timely directions received by the Trustee from Participants who have Employer Securities allocated to their Accounts under the Plan, or in the case of unallocated or nonvoted shares, as set forth below.

          (a) "Employer Securities," for purposes of this Section 16.15, means shares of common stock of Seacoast Banking Corporation of Florida, or any corporate successor thereto, which are held in the Seacoast Stock Fund described in Section 6.03(d)(iv). For purposes of this Section 16.15, "Participant" shall include a Beneficiary, in the case of a deceased Participant, or an alternate payee under a qualified domestic relations order as defined in Code Section 414(p).

          (b)  Each  Participant,  as a named  fiduciary  within the  meaning of
               Section 403(a)(1) of ERISA, shall be entitled to vote, at any meeting of shareholders of the Company, all of the full and fractional shares of Employer Securities allocated to a Participant's Account in the Plan, as shown on the records of the Plan as of the most recent valuation date for which information is available prior to the record date for determining shareholders entitled to vote at such meeting. The Company or the Committee shall promptly deliver or cause to be delivered a copy of all proxy solicitation materials to each Participant who is entitled to vote one or more shares of Employer Securities before each annual or special meeting of shareholders of the Company, together with a form requesting confidential instructions on how the shares which such Participant is entitled to vote are to be voted at such meeting.

          (c) The Trustee shall vote, or not vote, in its sole discretion, all shares of Employer Securities which are (i) allocated to Participants but for which timely voting instructions (within the meaning of Section 16.15(d)) were not received, and (ii) held in the Plan but which are not allocated to a Participant Account.

          (d) For purposes of this Section, the Trustee shall follow the directions of those Participants who provide voting instructions to the Trustee at least three (3) business days before the shareholders' meeting. Voting instructions from the individual Participants (including information as to the Participant's act of voting or failure to vote) shall be held by the Trustee in strictest confidence and neither the name of, nor the voting instructions given by, any individual Participant who chooses to give voting instructions shall be divulged by the Trustee to the Company or any Affiliate, or to any director, officer or employee thereof, or to the Committee; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to an independent recordkeeper, auditor or other person providing services to the Plan if such person agrees not to divulge such directions to any other person, including employees, officers and directors of the Company or its Affiliates.



                                   ARTICLE 17

                                  MISCELLANEOUS


17.01      Headings.

           The headings  and  sub-headings  in this Plan have been  inserted for
           convenience   of  reference  only  and  are  to  be  ignored  in  any
           construction of the provisions hereof.

17.02      Action by Employer.

           Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

17.03      Spendthrift Clause.

           Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary.

17.04      Distributions Upon Special Occurrences.

           (a) Subject to Section 12.03, Salary Savings Contributions, Elective Profit Sharing Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries after the termination of the Plan, provided that neither the Company nor its Affiliates maintain a successor plan.

           (b) Salary Savings Contributions, Elective Profit Sharing Contributions and any income attributable thereto shall be distributed to Participants after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Company in the trade or business in which the Participant is employed.

           (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Salary Savings Contributions, Elective Profit Sharing Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed.

           (d)      The   provisions  of  this  Section   17.04   including  the
                    definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation Section 1.401(k)-1(d).

17.05      Discrimination.

           The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

17.06      Release.

           Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Committee, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

17.07      Compliance with Applicable Laws.

           The Company, through the Committee, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with ERISA, and all other applicable laws, regulations, and rulings.

17.08      Merger.

           In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of ERISA.

17.09      Governing Law.

           The Plan and Trust shall be governed by the laws of the State of Florida to the extent that such laws are not preempted by Federal law.

17.10      Legally Incompetent.

           If any Participant, former Employee or Beneficiary is a minor or, in the judgment of the Committee is otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until a claim shall have been made by a duly appointed guardian or committee of such person, direct that such payment or any part thereof be made to such person's Spouse, child, parent, brother, sister, or such other person deemed by the Committee to have incurred expense for or assumed responsibility for the expense of such person. Such payment shall fully discharge the Trustee, Employer, Committee and Committee from further liability on account thereof.

17.11      Location of Participant or Beneficiary Unknown.

           In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

17.12      Protected Benefits.

           Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code authority issued by the Internal Revenue Service, or judicial authority.

17.13      Adoption of Plan by Affiliated Sponsor.

           (a) The Committee shall determine which employers shall become Affiliated Sponsors within the terms of the Plan. In order for the Committee to designate an Employer as an Affiliated Sponsor, the Committee must designate in writing that the business enterprise is an Affiliated Sponsor. The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Affiliated Sponsor as the
                    Committee deems appropriate. An Affiliated Sponsor is entitled to adopt the Plan with respect to certain of its Employees, while not adopting the Plan with respect to the remainder of its Employees.

           (b) The Plan of the Affiliated Sponsor and of the Company shall be considered a single plan for purposes of Treasury Regulationsss.1.414(1)-1(b)(1). All assets contributed to the Plan by the Affiliated Sponsor shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Affiliated Sponsors); and so long as the Affiliated Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all Participants and Beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Affiliated Sponsor. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Affiliated Sponsors for purposes of cost allocation if directed by the Committee or the holding of Plan assets in more than one Trust Fund with more than one Trustee.

           (c) So long as the Affiliated Sponsor's designation as such remains in effect, the Affiliated Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Committee and no Affiliated Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Committee shall be binding upon every Affiliated Sponsor without further action by such Affiliated Sponsor.

           (d)      Each  Affiliated  Sponsor  shall be solely  responsible  for making an Employer Contribution with respect to its Employees and solely responsible for making any contribution required by Article 15. Furthermore, if an Affiliated
                    Sponsor determines to make a Qualified Nonelective Contribution on behalf of its Employees, such Affiliated Sponsor shall be solely responsible for making such contribution. Neither the Company nor any other Affiliated Sponsor is obligated to make an Employer Contribution or Employee Contribution on behalf of the Employees of a different Affiliated Sponsor.

           (e) The Company and each Affiliated Sponsor which is an Affiliate will be tested on a combined basis to determine whether the Company and such Affiliated Sponsors satisfy the Average Actual Deferral Percentage Test described in Section
                    12.03 and the Average Actual Contribution Percentage test described in Section 12.07. An Affiliated Sponsor which is not an Affiliate shall be tested separately from the Company and those Affiliated Sponsors that are Affiliates for purposes of the ADP test and ACP test described in Article 12.

           (f) No Affiliated Sponsor other than the Company shall have the right to terminate the Plan. However, any Affiliated Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Affiliated Sponsor shall be effective as of the last day of the Plan Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of an Affiliated Sponsor to be effective on such date as the Committee specifies. Any such Affiliated Sponsor which ceases to be an Affiliated Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Employee Contributions by its Employees or any other contribution as provided in paragraphs (d) and (e). In the event of the withdrawal or termination of an Affiliated Sponsor as provided in this paragraph, such Affiliated Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

           IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and adopted on behalf of the Company effective as of January 1, 1993.


                                              COMPANY:

                                              SEACOAST BANKING CORPORATION
                                              OF FLORIDA


                                              By:_______________________________

                                              Title:____________________________

Attest:                                       Date: ____________________________


-----------------------




                                             TRUSTEE

                                             FIRST NATIONAL BANK & TRUST COMPANY
                                             OF THE TREASURE COAST



                                              By:_______________________________

                                              Title:____________________________

Attest:                                       Date: ____________________________


-----------------------

                                   APPENDIX A


                            SPECIAL RULES APPLICABLE
                            TO ANNUITY DISTRIBUTIONS



(a)      Automatic Form of Payment

         If a Participant does not have a Spouse on his Annuity Starting Date, the Participant's vested Account shall be distributed in the form selected by the Beneficiary unless the Participant elects otherwise under Paragraph(b). If a Participant has a Spouse on his Annuity Starting Date, the Participant's vested Account shall be distributed in the form of a Joint and Survivor Annuity unless the Participant (with spousal consent) otherwise elects under Paragraph (b).

(b)      Participant Election of an Optional Form of Payment

         (i) Within 90 days prior to the Participant's Annuity Starting Date, the Committee shall provide an election form on which the Participant may elect an optional form of benefit. In addition to the election form, the Committee shall provide each Participant a written explanation of the applicable automatic form of payment described in Paragraph (a) and of the optional forms of payment described in Section 8.02. Such explanation shall describe the circumstances under which the Joint and Survivor Annuity will be provided and explanation of the financial effect of electing not to have such form. Furthermore, the written explanation shall provide a general description of the eligibility conditions (if any) and other material features of the optional forms of payment including sufficient information regarding the relative values of the optional forms of payment and the automatic form of payment. If payment is scheduled to commence prior to the Participant's Normal Retirement Age, the written explanation must also inform the Participant of is rights (if any) to defer receipt of the distribution until his Normal Retirement Age. If a Participant makes a request for additional information that is received 90 days prior to the Annuity
Starting Date, such information must be furnished within 30 days. The Participant will then be entitled to a 90 day period in which to make or change an election, even if such 90-day period extends beyond the Participant's Annuity Starting Date and, in such case, the Participant's first payment shall be made after such election form has been received, on a retroactive basis, if necessary.

       (ii) A married Participant's election to receive an optional form of payment shall be valid only if the Participant's Spouse (after receipt of the written explanation described in Paragraph (b)(i) consents in writing on a form provided by the Committee in the presence of a notary public or Plan representative to the Participant's election. The Spouse's consent must be made within 90 days of the Participant's Annuity Starting Date and must acknowledge the effect of such consent. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, The Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

      (iii) A Participant may revoke his election of an optional form of payment or make a new election (provided any required spousal consent is obtained) at any time prior to his Annuity Starting Date. Furthermore, the Participant's election shall cease to be valid upon the marriage of the Participant or upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the Participant's election. If the Participant revokes his election or if such election otherwise ceases to be valid, the Participant's vested Account shall be payable under the applicable automatic form of payment described in Paragraph (a).

(c)      Pre-Retirement Survivor Annuity

        (i) Except as provided in subparagraph (iii) below, if a married Participant dies prior to his Annuity Starting Date, the Participant's vested Account shall be paid to the Participant's Spouse in the form of a Single Life Annuity payable for the life of the Spouse (the "Pre-Retirement Survivor Annuity"). The Spouse may, however, elect to receive the Participant's vested Account in a lump sum as provided in Section 8.04. The election of an optional distribution form must be made within ninety (90) days of the Participant's death on a form provided by the Committee for such purpose.

       (ii) During the Applicable Period (defined below), the Plan shall provide each Participant with a written explanation of the Pre-Retirement Survivor Annuity. Such explanation shall contain comparable information as provided in the notice described in paragraph (b)(i). The "Applicable Period" shall mean whichever of the following periods ends last:

         (A) The period beginning with the first Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 34;

         (B) A reasonable period of time ending after the Employee becomes a Participant; or

         (C) A reasonable period after Participant first becomes subject to Code
Section 417.

          However, if a Participant terminates his employment prior to the attainment of age 35, the "Applicable Period" shall mean the one-year period immediately preceding and immediately following the Participant's Termination Date. If the Participant is subsequently re-hired on or after the attainment of age 35, the Participant shall receive a new explanation within the "Applicable Period" descried in the preceding paragraph.

      (iii) A married Participant may waive the Pre-Retirement Survivor Annuity by properly completing and filing a form with the Committee during the period beginning on the first day of the Plan Year during which the Participant attains age 35 and ending on the Participant's death. In addition, the married Participant may name a non-Spouse Beneficiary to receive the death benefit. However, the married Participant's waiver of the Pre-Retirement Survivor Annuity shall be void unless the Participant's Spouse (after receipt of the explanation of the Pre-Retirement Survivor Annuity described in subparagraph (ii) above) consents in writing on a form provided by the Committee in the presence of a notary public or Plan representative to the Participant's waiver of the Pre-Retirement Survivor Annuity. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

       (iv) If the Participant waives the Pre-Retirement Survivor Annuity (with spousal consent), the Participant's Account will be distributed to the Participant's Beneficiary as provided in Section 8.04. A married Participant may revoke his waiver of the Pre-Retirement Survivor Annuity at any time prior to his death. Furthermore, the Participant's waiver shall cease to be valid upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the waiver of the Pre-Retirement Survivor Annuity. If the Participant revokes his waiver or if such election otherwise ceases to be valid, any death benefit payable to the Participant's Spouse shall be determined pursuant to subparagraph (i) above.

        (v) If a nonmarried Participant dies prior to his Annuity Starting Date, the Participant's vested Account shall be distributed to the Beneficiary as provided in Section 8.04.

       (vi) If a Participant dies on or after his Annuity Starting Date, no death benefits will be paid under this Paragraph (c) or under Section 8.04. Instead, any death benefits will be determined in accordance with the distribution option selected by the Participant. The Beneficiary may elect to accelerate any death benefit into a lump sum by notifying the Committee within ninety days of the Participant's death on a form provided by the Committee for such purpose.

                                   APPENDIX B


                   CREDIT FOR SERVICE WITH AFFILIATED SPONSORS


         Pursuant to a resolution of the Committee, effective June 1, 1997, Port St. Lucie National Bank and The Spirit Mortgage Corporation shall become Affiliated Sponsors of the Plan, subject to the terms and conditions set forth in the Plan. Each Employee of Port St. Lucie National Bank and The Spirit Mortgage Corporation shall be credited with Vesting Service and Eligibility Service under the Plan equal to such Employee's Years of Service under the Port St. Lucie National Bank Retirement Savings Plan as of May 31, 1997.